                                                                   EXHIBIT 10.21

                                                                  EXECUTION COPY

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                              AMENDED AND RESTATED
                                   REVOLVING
                                CREDIT AGREEMENT

                                    BETWEEN

                         TANDY BRANDS ACCESSORIES, INC.

                                  as Borrower

                                      AND

                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                                    as Bank



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


                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
SECTION 1. DEFINITIONS AND ACCOUNTING TERMS .............................  1
     1.1 Definitions ....................................................  1
     1.2 Accounting Terms ...............................................  6

SECTION 2. THE LOANS . ..................................................  6
     2.1 Note and Terms of Commitment ...................................  6
     2.2 Reduction or Termination of Commitment .........................  6
     2.3 Commitment Fee .................................................  6

SECTION 3. LETTERS OF CREDIT . ..........................................  6
     3.1 Letters of Credit ..............................................  6
     3.2 Applications ...................................................  7
     3.3 Procedure for Issuing Letters of Credit ........................  7
     3.4 Reimbursement; Payments ........................................  7
     3.5 Letter of Credit Commissions ...................................  7

SECTION 4. TERMS FOR ACCEPTANCES . ......................................  7
     4.1 The Acceptances ................................................  7
     4.2 Creating Acceptances ...........................................  8
     4.3 Supply of Drafts ...............................................  8
     4.4 Acceptance Commission ..........................................  8
     4.5 Discount .......................................................  8
     4.6 Termination of the Acceptance Commitment .......................  8
     4.7 Acceptance Obligation ..........................................  9
     4.8 Mandatory Prepayment ...........................................  9
     4.9 Interest on Overdue Payments ...................................  9

SECTION 5. CAPITAL ADEQUACY .............................................  9

SECTION 6. CONDITIONS PRECEDENT .........................................  10
     6.1 All Advances ...................................................  10
     6.2 First Loan, Letter of Credit and/or Acceptance .................  10

SECTION 7. REPRESENTATIONS AND WARRANTIES . .............................  10
     7.1  Existence .....................................................  10
     7.2  Good Standing .................................................  10
     7.3  Power and Authority ...........................................  10
     7.4  Loan Documents ................................................  10
     7.5  No Subsidiaries ...............................................  10
     7.6  Consents ......................................................  10
     7.7  No Material Litigation ........................................  10
     7.8  No Default ....................................................  11
     7.9  Taxes .........................................................  11
     7.10 ERISA .........................................................  11
     7.11 No Change......................................................  11
     7.12 Regulations G, T, U and X .....................................  11
     7.13 Accuracy and Completeness of Information ......................  11
     7.14 Environmental..................................................  11


                                                                         Page
                                                                         ----
    7.15   Eligible Acceptance ........................................... 11
    7.16   Drafts ........................................................ 11
    7.17   Existing Indebtedness ......................................... 12

SECTION 8. AFFIRMATIVE COVENANTS ......................................... 12

    8.1   Taxes .......................................................... 12
    8.2   Licenses, Permits .............................................. 12
    8.3   Existence....................................................... 12
    8.4   Legal Requirements.............................................. 12
    8.5   Property Maintenance............................................ 12
    8.6   Insurance....................................................... 12
    8.7   Financial Statements............................................ 12
    8.8   Access.......................................................... 12
    8.9   Notices......................................................... 12
    8.10  Change of Name ................................................. 13
    8.11  Further Assurances ............................................. 13

SECTION 9. NEGATIVE COVENANTS............................................. 13
    9.1  Use of Proceeds.................................................. 13
    9.2  Sale of Assets................................................... 13
    9.3  Mergers and Consolidation........................................ 13
    9.4  Liens ........................................................... 13
    9.5  No Inconsistent Actions ......................................... 14
    9.6  Transactions with Affiliates..................................... 14
    9.7  ERISA ........................................................... 14
    9.8  Funded Indebtedness to EBITDA Ratio.............................. 14
    9.9  Fixed Charge Ratio............................................... 14
    9.10 Inventory Turnover Ratio......................................... 15

SECTION 10. EVENTS OF DEFAULT............................................. 15
    10.1 Nonpayment ...................................................... 15
    10.2 Misrepresentations .............................................. 15
    10.3 Loan Documents .................................................. 15
    10.4 Nonperformance .................................................. 15
    10.5 Other Indebtedness .............................................. 15
    10.6 Change of Control ............................................... 15
    10.7 Judgments ....................................................... 15
    10.8 Bankruptcy ...................................................... 15
    10.9 Reportable Event ................................................ 15

SECTION 11. REMEDIES ..................................................... 16
    11.1 Additional Remedies ............................................. 16
    11.2 Remedies Cumulative ............................................. 16

                                                                           Page
                                                                           ----
SECTION 12. MISCELLANEOUS . .............................................. 16
    12.1  No Waiver....................................................... 16
    12.2  Notices......................................................... 16
    12.3  Set-Off......................................................... 16
    12.4  Governing and Venue............................................. 16
    12.5  Survival of Warranties.......................................... 17
    12.6  Usury........................................................... 17
    12.7  Expenses........................................................ 17
    12.8  Indemnification................................................. 17
    12.9  Severability.................................................... 17
    12.10 Entire Agreement ............................................... 18
    12.11 Loan Sales and Assignments ..................................... 18
    12.12 No Assignment .................................................. 18
    12.13 Conflict between Loan Documents ................................ 18

    EXHIBITS:

    EXHIBIT A...(Not attached to Credit Agreement is the Revolving Promissory
                Note for Alternate Base Rate, CD Rate, Negotiated Rate or
                Eurodollar Loans dated June 30, 1994 in the amount of $15,000,000.00 executed by Borrower and delivered to Bank)

    EXHIBIT B   .......................................................... 20

    EXHIBIT C   .......................................................... 21

    EXHIBIT D   .......................................................... 22

    EXHIBIT E   .......................................................... 23

    SCHEDULES:

    SCHEDULE I ........................................................... 24

    SCHEDULE II    ....................................................... 26

                            AMENDED AND RESTATED
                         REVOLVING CREDIT AGREEMENT


     THIS AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Agreement" as the same may be amended, supplemented or restated from time to time) is by and between TANDY BRANDS ACCESSORIES, INC., A Delaware corporation ("Borrower") whose address for service of process is listed on the signature page hereof and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association ("the Bank") whose principal banking office is located in Houston, Harris County, Texas and whose address for notice purposes is listed on the signature page hereof.

     WHEREAS, the Borrower and Texas Commerce Bank - Fort Worth, National Association ("TCB-Ft. Worth") entered into that certain Revolving Credit Agreement dated January 2, 1991 which was amended by that certain First Amendment to Revolving Credit Agreement dated as of April 30, 1992, by that certain Second Amendment to Revolving Credit Agreement dated as of June 18, 1992, by that certain Third Amendment to Revolving Credit Agreement dated as of April 30, 1993 and by that certain Fourth Amendment to Revolving Credit Agreement dated as of April 30, 1994 (the "Credit Agreement"). TCB - Ft. Worth was merged into Texas Commerce Bank, National Association which was the predecessor in interest by merger into Texas Commerce Bank National Association. The Borrower has requested that the Bank amend, restate and replace the Credit Agreement and the Bank is willing to do so provided that Borrower execute and deliver this Agreement on the terms and subject to the conditions stated herein. This Agreement governs an unsecured revolving credit facility which may be used for issuance of letters of credit and creation of bankers' acceptances as well as money borrowings for the purpose of financing and supporting the general corporate purposes, including, without limitation, the working capital, the letters of credit and bankers' acceptance needs of Borrower and TB Acquisitions, Inc. and acquisition financing and treasury stock purchase requirements of the Borrower; and

     WHEREAS, the Bank is willing, upon and subject to the terms and conditions hereof, to make such credit facility available as long as terms and conditions set forth herein are met;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the Borrower and the Bank hereby agree as follows:

     SECTION 1. DEFINITIONS AND ACCOUNTING TERMS.

     1. 1 Definitions. As used in this Agreement, the capitalized words below and terms shall have the following respective meaning:

     "Acceptance" shall mean any bankers' acceptance drawn by the Borrower on and created by the Bank pursuant to Section 4 hereof.

     "Acceptance Commitment" shall have the meaning specified in Section 4 hereof.

     "Acceptance Obligation" has the meaning specified in Section 4 herein.

     "Acquisition Capital Expenditures" shall mean, for any period, the aggregate expenditures, costs, financings (which shall include Capitalized Lease financings or transactions including such leases), cash expended, stock transactions or other methods of purchasing a tangible fixed asset or capital asset, i.e., the total "purchase price" of such acquisition which shall be supported by appraisals, accounting practices, sales contracts or other evidence generally utilized in reflecting the purchase price of acquisitions and which purchase price will be reflected in the Borrower's financial statements.

     "Advances" shall mean collectively, the Loans, Letter of Credits and Acceptances.

     "Affiliate" of any Person shall mean any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the


                                                            Page 1 of 19 Pages

Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994


management and policies of such person, whether through the ownership of Voting Shares or by contract or otherwise.

     "Application" shall mean the standard commercial and/or standby letter of credit application of the Bank in form and substance satisfactory to the Bank and its counsel.

     "Authorized Person" shall mean the Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or Controller of the Borrower and such other individuals as are authorized in writing to the Bank to act on behalf of the Borrower, ADG (as defined hereinafter) or TBAC (as defined hereinafter), as the case may be.

     "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

     "Business Day" means a day when the main office of the Bank is open for the conduct of commercial lending business.

     "Capital Expenditures" shall mean, for any period, the aggregate of all expenditures and costs of the Borrower (whether paid in cash or accrued as liabilities during that period and including that portion of Capitalized Leases of the Borrower) during such period that, in conformity with GAAP, are required to be included in or classified as property, plant or equipment or another similar fixed asset account reflected on the balance sheet of the Borrower.

     "Capitalized Lease' shall mean any lease which, in accordance with GAAP, would be treated as a capital item in the financial statements of Borrower.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Commitment" shall mean $15,000,000.00.

     "Change in Control" shall mean that an event has occurred which requires a Person, who reports beneficial ownership of more than 25 % of the then outstanding Voting Stock of the Borrower, to file a Schedule 13D with the SEC according to the Securities Act except for Tandy Brands Accessories, Inc. Employees Investment Plan.

     "Consolidated Inventory" shall mean (without duplication), as of any date,
(i) the inventory which would be reflected on a consolidated balance sheet of Borrower prepared as of such date in accordance with GAAP, and (ii) the assets of Borrower held for sale or lease or furnished or to be furnished under contracts of service, raw materials, work-in-progress and materials used or consumed by Borrower.

     "Controlled Group" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code.

     "Cost of Goods Sold" shall mean the amount of cost of goods sold from the consolidated financial statements of Borrower determined cumulatively for the immediately, preceding four (4) fiscal quarters prepared as of such date in accordance with GAAP,

     "Current Liabilities" shall mean, as of any date, the current liabilities which would be reflected on a consolidated balance sheet of Borrower prepared as of such date in accordance with GAAP.

     "Debtor Laws" shall mean all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar laws from time to time in effect affecting the rights of creditors generally.


                                                            Page 2 of 19 Pages

Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994

     "Default" shall mean any of the events specified in Section 10, or under the Loan Documents, provided that there shall have been satisfied any requirement in connection with such event for the giving of notice or lapse of time or both, or the happening of any further condition, event or act.

     "Discount Rate" means, with respect to any Acceptance at any time, the bid rate in effect at such time for discount by the Bank of commercial drafts or bills eligible for discount by the Federal Reserve Banks in the same face amount, with the same maturity, and of the same type, as such Acceptance.

     "Dollars" and "$" shall mean lawful currency of the United States of America.

     "Draft" shall mean the document as specified in Section 4 and in the form of Exhibit D hereto.

     "EBITDA" shall mean pretax income plus Interest Expense plus amortization and depreciation.

     "Effective Date" with respect of this Agreement, shall mean, June 30, 1994.

     "Eligible Acceptance" shall mean an Acceptance (a) which complies with the requirements for eligibility set forth in Section 13 of the Federal Reserve Act and with applicable regulations of the Board governing bankers' acceptances,
(b) against the liability for which a bank is not required to maintain reserves under Regulation D of the Board in effect from time to time, or under any law or regulation, and (c) which is eligible for discount by Federal Reserve Banks.

     "Eligibility Certificate" shall mean the document described in Section 4 hereof and shall be in the form of Exhibit C.

     "ERISA" shall mean the Employment Retirement Income Security Act of 1974, as amended.

     "FDIC" shall mean the Federal Deposit Insurance Corporation or any successor thereto.

     "Fixed Charges" shall mean, as of any date, on a consolidated basis, the sum of Borrower's (i) cash Interest Expense, (ii) scheduled principal payments,
(iii) Capital Expenditures excluding Acquisition Capital Expenditures, (iv) cash dividends, (v) treasury stock repurchased and (vi) cash tax expenses.

     "Funded Indebtedness" shall mean, as of any date, the sum of the following (without duplication): (i) all Indebtedness of Borrower as of such date, other than consolidated Current Liabilities, (ii) all Indebtedness which would be classified as "funded indebtedness' or "long-term indebtedness" on a consolidated balance sheet of Borrower prepared as of such date in accordance with GAAP, (iii) all Indebtedness, whether secured or unsecured, of Borrower having a final maturity (or which is renewable or extendable at the option of the obligor for a period ending more than one year after the date of creation thereof), notwithstanding the fact that payments in respect thereof (whether installment, serial maturity or sinking fund payments, or otherwise) are required to be made by the obligor less than one year after the date of the creation thereof and notwithstanding the fact that any amount thereof is at the time included also in consolidated Current Liabilities of such obligor, (iv) all Indebtedness of Borrower outstanding under a revolving credit or similar agreement providing for borrowings (and renewals and extensions thereof) over a period of more than one year, notwithstanding the fact that any such Indebtedness is created within one year of the expiration of such agreement, and (v) all obligations under guaranties of Borrower maturing more than one year from the date of calculation of the covenants in Section 9 hereof.

     "GAAP" shall mean generally accepted accounting principles in the United States of America, applied on a basis consistent with those used in the preparation of the financial statements required in Section 9.

     "Governmental Authority" shall mean any Federal, state, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign.

     "Highest Lawful Rate" shall have the meaning ascribed thereto in the Note.


                                                            Page 3 of 19 Pages

Amended And Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994

     "Indebtedness" shall mean, with respect to the Borrower, all indebtedness, obligations and liabilities of such Borrower, including without limitation: (i) all liabilities which would be reflected on a balance sheet of Borrower, prepared in accordance with GAAP, (ii) all obligations of Borrower in respect of any guaranty, (iii) all obligations of Borrower in respect of any Capitalized Lease, and (iv) all obligations, indebtedness and liabilities secured by any Encumbrance on any property or assets of Borrower.

     "Interest Expense" shall mean for any period, the interest charges paid or accrued during such period (including imputed interest on Capitalized Lease obligations, but excluding amortization of debt discount and expense) on the Indebtedness of Borrower.

     "Legal Requirement" shall mean any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

     "Letters of Credit" shall have the meaning specified in Section 3.1 hereof.

     "Lien" shall mean any claim, encumbrance, mortgage, lien, charge, pledge, security interest, priority payment, conditional sales agreement, right, or other title retention agreement right of any kind whatsoever, including but not limited to, any right under a Capitalized Lease of the type listed in Section
1. 1 hereof, in, upon or against any asset of the Borrower.

     "Loan" or "Loans" shall mean any loan by the Bank made to the Borrower pursuant to Section 2 hereof and includes an Alternate Base Loan, a CD Rate Loan and a Eurodollar Loan (each of which shall be a "type" of Loan as further described in the Note).

     "Note" shall mean the Revolving Promissory Note defined in Section 2 hereof and include any renewal, extension, modification, rearrangement, supplement, increase or replacement thereof.

     "Notice of Acceptance" shall mean the document specified in Section 4 and Exhibit D attached hereto.

     "Notice of Borrowing" shall mean the document specified in Exhibit B or any other such document mutually agreed upon by Borrower and Bank.

     "Loan Documents" shall mean (a) this Agreement and its Exhibits and Schedules, (b) the Note, (c) Applications, (d) Letters of Credit, (e) Acceptances, (f) Drafts and (g) any and all other agreements, documents or instruments now or hereafter executed in connection with any of the foregoing or the transactions evidenced thereby; as the same may be modified, amended, restated, supplemented, renewed, extended or replaced from time to time.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Person" shall mean, an individual, partnership, joint venture, group, corporation, bank, trust, unincorporated organization and/or a government or any department or agency thereof.

     "Plan" shall mean an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (a) maintained by the Borrower or any member of the Controlled Group for employees of the Borrower or any member of the Controlled Group or (b) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which the Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five Plan years made contributions.


                                                            Page 4 of 19 Pages

Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994

     "Proper Form" shall mean in form and substance satisfactory to the Bank.

     "Regulation D" shall mean Regulation D of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof

     "Regulation G" shall mean Regulation G of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof

     "Regulation T" shall mean Regulation T of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

     "Regulation U" shall mean Regulation U of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

     "Regulation X" shall mean Regulation X of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof

     "Regulatory Change" shall mean any change on or after the date of this Agreement in United States Federal, state or foreign laws or regulations (including Regulation D) or the adoption or making on or after such date of any interpretations, directives or requests applying to a class of banks including the banks of or under any United States federal or state, or any foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "Reportable Event" shall mean that event as defined in Section 7.1 hereof.

     "Schedules I and II" shall mean those schedules attached hereto listing Borrower's Subsidiaries and existing Indebtedness.

     "SEC" shall mean the Securities Exchange Commission and any successor commission.

     "Securities Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Subsidiary" shall mean any corporation of which fifty percent (50 %) or more of the Voting Shares is owned, directly or indirectly, by Borrower.

     "Termination Date" shall mean the earlier to occur of: (i) April 30, 1996 or (ii) that date as specified by the Bank pursuant to Section 10 hereof or
(iii) April 30, 1997 if such date is requested by Borrower in writing prior to April 30, 1995 and if such date is approved by Bank in its sole discretion.

     "Trust Company" shall mean Texas Commerce Trust Company, located at 80 Broad Street, New York, New York 10004.

     "Unfunded Vested Liabilities" shall mean, with respect to any Plan at any time, the amount (if any) by which (a) the present value of all vested nonforfeitable benefits under such Plan exceeds (b) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan using the interest rates and other factors for Plan termination as announced by the PBGC and in effect at such time, but only to the extent that such excess represents a potential liability to Borrower or any member of the Controlled Group to the PBGC under Title IV of ERISA.

     "Voting Shares" of Borrower shall mean shares of any class or classes (however designated) having ordinary voting power for the election of at least a majority of the members of the board of directors (or other governing bodies) of Borrower, other than shares having such power only by reason of the happening of a contingency.



                                                            Page 5 of 19 Pages

Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994

     1.2 Accounting Terms. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent with those followed in the preparation of the most recent financial statements delivered pursuant to Section 8.7 hereof.

     SECTION 2. THE LOANS.

     2.1 Note and Terms of Commitment. Subject to the terms and conditions hereof, the Bank agrees to make advances or loans to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding the amount of the Commitment. Advances shall take the form of Loans under the Note, issuances of Letters of Credit by Bank or Acceptances. The Loans shall be evidenced by, and shall bear interest and be payable as provided in the Note executed by Borrower dated as of the Effective Date and delivered to Bank which is given in renewal, extension, modification of and increase in the amount of that certain promissory note dated April 30, 1994 in the principal amount of $5,000,000.00 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed Note"). Each Loan shall be in an amount not less than that amount provided for in the Note. Borrower shall have the right to borrow, repay and reborrow under the Note provided that at no time shall the sum of the aggregate amount outstanding of: (i) Loans, (ii) L/C Obligations (as defined in Section 3) and (iii) Acceptances exceed the amount of the Commitment.

     2.2 Reduction or Termination of Commitment. The Borrower may at any time or from time to time irrevocably reduce the amount of the Commitment or irrevocably terminate in whole the Commitment by giving not less than two full Business Days' prior written notice to such effect to the Bank, provided that
(a) any partial reduction of the Commitment shall be in an aggregate amount of not less than $250,000.00 or whole number multiples thereof and (b) in no event shall the Borrower be entitled to terminate or reduce the Commitment if, after giving effect thereto and to any concurrent prepayments made hereunder, the Commitment shall be less than the sum of the aggregate amount of all outstanding Advances. After each such reduction, the commitment fee owing pursuant to Section 2.3 hereof shall be calculated upon the amount of Commitment as so reduced. Upon any termination or reduction pursuant to this
Section 2.2, the Borrower shall pay to the Bank the commitment fee on the amount of the Commitment so terminated or reduced accrued through the date of such termination or reduction.

     2.3 Commitment Fee. The Borrower agrees to pay to the Bank a commitment fee at the rate of 1/4 of 1% per annum on the average daily unused portion of the Commitment computed on the basis of a 365/366 day year consisting of twelve months having the respective number of days actually contained in each calendar month. Such commitment fee shall be payable on each June 30, September 30, December 31 and March 31 during the term of this Agreement, commencing September 30, 1994.

     SECTION 3. LETTERS OF CREDIT.

     3.1 Letters of Credit. Subject to this Agreement, the Letters of Credit may be issued from time to time on and after the Effective Date, but, not including, the Termination Date for the account of the Borrower or for the account of TBA Acquisition, Inc. dba Accessories Design Group, Inc., a Delaware corporation ("ADG") or TBAC - Prince Gardner, Inc., a wholly-owned Subsidiary of Borrower ("TBAC") and in favor of such Person or Persons as may be designated by Borrower, ADG or TBAC. Each Letter of Credit shall expire on a date not later than 365 days from the date of issuance thereof for commercial letters of credit ("Commercial L/Cs") and expire not later than 12 months from date of issuance thereof for standby letters of credit ("Standby L/Cs") (except for letters of credit containing evergreen clauses) and, in any event, no later than the Termination Date and (d) be denominated in Dollars (or other currencies that are acceptable to the Bank). The Commitment shall be reduced by an amount equal to the sum of: (a) the face amount of all outstanding Letters of Credit; and (b) the amount of any unreimbursed drawings or other amounts owing to the Bank under or in respect of any Letter of Credit or Application (items (a) and (b) are hereinafter collectively referred to as the "L/C Obligations") such that, on any



                                                             Page 6 of 19 Pages

Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994




date, the sum of (x) all Loans outstanding on such date and (y) all L/C Obligations on such date does not exceed the Commitment. The total aggregate amount of L/C Obligations shall never exceed $10,000,000.00.

                 3.2 Applications. As a condition precedent to the issuance of any Letter of Credit for the account of Borrower and/or ADG, the Bank shall have received an Application, duly completed and executed by ADG and by the Borrower in Proper Form, not less than three (3) Business Days prior to the date on which the Letter of Credit is to be issued and in the event that any Application is delivered to Bank for the account of ADG without the signature of Borrower, the Borrower agrees that for all purposes that any Application executed by ADG and delivered to Bank without Borrower's signature shall be as if the Borrower's signature did actually appear thereon and Borrower shall be deemed to be liable in the same capacity as ADG as a "co-applicant" thereon. In the event that any provision of a Letter of Credit Application shall be inconsistent with any provision of this Agreement, the provisions of this Agreement shall govern.

                 3.3 Procedure for Issuing Letters of Credit. The issuance of each Letter of Credit shall be subject to the following conditions precedent: (a) no Default shall have occurred and be continuing; (b) each request by Borrower for the issuance of a Letter of Credit shall be deemed to be a representation to that effect and to the further effect that the representations and warranties contained in Section 6 of the Agreement are true and correct as of the date of such request as if made on and as of such date; and (c) Bank receives an Application in Proper Form and any and all other such agreements and documents reasonably required by the Bank in connection with such Letter of Credit.

                 3.4 Reimbursement; Payments. In the event the Bank makes any payment under a Standby L/C, such action shall be deemed for all purposes of this Agreement and the other Loan Documents to constitute the making of Loan to the Borrower and, in connection therewith, the Borrower hereby unconditionally and irrevocably authorizes, empowers and directs the Bank to record and otherwise treat payments under such Standby L/C as Loans made to the Borrower hereunder. Any determination by the Bank of the outstanding amount of Loans made under this Section 3.4 shall be conclusive in the absence of manifest error.

                 3.5 Letter of Credit Commissions. In consideration for the issuance of each Letter of Credit, the Borrower agrees to pay to the Bank a letter of credit issuance fee ("Fee") in respect of such Letter of Credit in an amount equal to: (1) in the case of Commercial L/C's, one eighth of one percent (1/8%) per annum per quarter or fraction thereof on the face amount of such Letter of Credit; and (2) in the case of Standby L/C's, three-quarters of one percent (3/4%) per annum on the face amount of such Letter of Credit. The Fee shall be paid to the Bank at its main offices to the attention of the Manager, Documentary Services Division in advance of issuance of the Letter of Credit.

                 SECTION 4. TERMS FOR ACCEPTANCES.

                 4.1 The Acceptances. Subject to the terms and conditions of this Agreement, the Bank agrees to create Acceptances by accepting a Draft, in Proper Form, as long as such Draft shall: (a) be drawn by the Borrower on the Bank in accordance with the terms hereof; (b) be dated the date of acceptance of such Draft by the Bank; (c) mature on a Business Day not less than thirty (30) days nor more than one hundred eighty (180) days after the date of such Draft, and in no event mature (i) earlier than 30 days or (ii) later than the Termination Date; (d) have a face amount of not less than $200,000.00 payable in Dollars; (e) be accompanied by an executed Eligibility Certificate and (f) be an Eligible Acceptance.




                                                              Page 7 of 19 Pages
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Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994





                 4.2      Creating Acceptances.

                 (a) The creation of each Acceptance hereunder after notice given not later than 10:00 a.m. (Houston time) on the Business Day on which such Acceptance is requested by the Borrower from the Bank shall occur after all requirements in Section 4.1 and Section 6 are met by Borrower. Each such notice shall be by telephone, telecopy, telex or cable in substantially the form of Exhibit D (the "Notice of Acceptance"), from the Borrower to the Bank, specifying the information necessary to complete each such Notice of Acceptance.

                 (b) Not later than 11:00 a.m. (Houston time) on the date of any such request for the creation on Acceptance by Borrower and upon fulfillment of the applicable conditions set forth in Section 6, the Bank or the Trust Company creating the Acceptance will, in accordance with such Notice of Acceptance, (i) fill in the date, amount and maturity of a Draft, (ii) stamp and complete the Eligibility Certificate on such Draft, and (iii) accept such Draft upon satisfactory determination of the applicable conditions precedent.

                 4.3 Supply of Drafts. To enable the Banks to create Acceptances in the manner specified in Section 4.2, the Borrower shall supply the Bank, upon the Borrower's execution of this Agreement and thereafter forthwith upon request by the Bank, with a sufficient number of blank Drafts as the Bank may reasonably request, duly executed by the Borrower. The Trust Company shall hold such Drafts in safekeeping to be filled in and completed as Acceptances in accordance with Section 4.2(b). In case any authorized signatory of the Borrower whose signature shall appear on any Draft shall cease to have such authority before the creation of an Acceptance with respect to such Draft, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such creation.

                 4.4 Acceptance Commission. The Borrower agrees to pay to the Bank an acceptance commission, with respect to each Acceptance created by such Bank hereunder, on the face amount of such Acceptance, for the period from the date of such Acceptance to the date of its maturity, of 3/4 of 1%, as a percentage per annum, payable in full on the date such Acceptance is created. Payment of such acceptance commission with respect to each Acceptance shall be made for account of the Borrower by the Bank deducting the amount of such acceptance commission from the proceeds of the discount of such Acceptance pursuant to Section 4.5.

                 4.5 Discount. The Bank agrees, subject to the terms and conditions of this Agreement, that on the date of the creation by Bank of each Acceptance hereunder, the Bank will (a) discount such Acceptance at the Discount Rate for such Acceptance in effect at the time of creation of such Acceptance and (b) make available to the Borrower in same day funds at the address referred to on the signature page hereof for Bank, an amount equal to the proceeds of such discount less the acceptance commission payable to the Bank with respect to such Acceptance under Section 4.4. The Bank may at any time or from time to time, sell, rediscount or otherwise dispose of such Acceptance.

                 4.6 Termination of the Acceptance Commitment. Notwithstanding anything to the contrary herein, if any of the following events shall occur:

                 (a) There is a reasonable determination made in good faith by Bank or by any regulatory body (including, without limitation, the staff of any Federal Reserve Bank or the officers of the Office of the Comptroller of the Currency), or there is a change in, or change in interpretation of, any applicable rule or regulation, to the effect that any Acceptance created hereunder is not, or would not be, an Eligible Acceptance; or

                 (b) Any restriction is imposed on the Bank by any regulatory body (including, without limitation, any change in acceptance limits imposed on the Bank) which would prevent the Bank from creating Acceptances or performing Bank commitment with respect of creation of Acceptances for Borrower; or



                                                              Page 8 of 19 Pages
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Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994





                 (c) Any Default as defined in Section 10 hereof shall occur and remain uncured;

then the Bank may, by notice to the Borrower in writing or by telephone (confirmed in writing), terminate the Bank's obligation to create Acceptances for Borrower under the Commitment, effective on the date on which such Bank gives such notice; provided that, in the case of the occurrence of any event described in this Section 4.6(a) and (b), such notice shall describe in reasonable detail the nature of such event. Upon such termination of the Revolving Credit Commitment or any obligation with respect of creation of Acceptances hereunder, as the case may be, the Bank shall have no further obligation to the Borrower to create Acceptances or otherwise perform under this Section 4.

                 4.7 Acceptance Obligation. The Borrower is obligated, and hereby unconditionally agrees, to pay in immediately available funds, to the Bank, the face amount of each Acceptance created by the Bank hereunder not later than 3:00 p.m. (Houston time) on the maturity date of such Acceptance (the obligation of tile Borrower under this Section 4.7 with respect to any Acceptance being the 'Acceptance Obligation' with respect to such Acceptance).

                 4.8 Mandatory Prepayment. The Borrower shall, at any time after a Default has occurred and is continuing as defined in Section 10 hereof, or on the Termination Date with respect to Acceptances then outstanding, or upon receipt of a termination notice as contemplated by Section 4.6, prepay the Acceptance Obligation with respect to each such Acceptance then outstanding, by paying to the Bank, promptly after the demand for payment by Bank, the face amount of such Acceptance less (except as otherwise provided below) the Prepayment Discount for such Acceptance in effect for such prepayment. "Prepayment Discount" means, for any prepayment on any date of the Acceptance Obligation with respect to any Acceptance, an amount equal to (i) the product of the sum of (A) the face amount of such Acceptance and (B) the Discount Rate with respect to such Acceptance in effect at the time of such prepayment minus one-eighth of one percent (0.125%) per annum, multiplied by (ii) a fraction, the numerator of which is the number of days from such date to the maturity date of such Acceptance and the denominator of which is 360. In the event of a prepayment of an Acceptance as a result of a demand pursuant to Sections 4.6, the Borrower shall be required to prepay such Acceptance by paying the Banks the face amount of such Acceptance, without deducting any Prepayment Discount.

                 4.9 Interest on Overdue Payments. The Borrower agrees to pay interest on any amount of an Acceptance Obligation not paid when due (whether by scheduled maturity, mandatory prepayment, acceleration or otherwise), on demand, from the date such amount becomes due until such amount is paid in full, at the Default Rate (as defined in the Note).

                 SECTION 5. CAPITAL ADEQUACY

                 If Bank determines after the date of this Agreement that any change in applicable laws, rules or regulations regarding capital adequacy, or any change in the interpretation or administration thereof by any appropriate governmental agency, or compliance with any request or directive to Bank regarding capital adequacy (whether or not having the force of law) of any such agency, increases the capital required to be maintained with respect to the Loans, Letters of Credit or Note and therefor reduces the rate of return on Bank's capital below the level Bank could have achieved but for such change or compliance (taking into consideration Bank's policies with respect to capital adequacy), then Borrower will pay to Bank from time to time, within 15 days of Bank's request, any additional amount required to compensate Bank for such reduction. Bank will request any additional amount by delivering to Borrower a certificate of Bank setting forth the amount necessary to compensate Bank. The certificate will be conclusive and binding, absent manifest error. Bank may make any assumptions, and may use any allocations of costs and expenses and any averaging and attribution methods, which Bank in good faith finds reasonable.



                                                              Page 9 of 19 Pages

Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994





                 SECTION 6. CONDITIONS PRECEDENT.

                 6.1 All Advances. The obligation of the Bank to make any Loan, issue any Letter of Credit, create any Acceptance or renew the Renewed
Note is subject to satisfaction of the following conditions precedent: (a) the Bank shall have received the following, all of which shall be duly executed and in Proper Form: (1) for any Loan, a Notice of Borrowing, substantially in the form of Exhibit B, as provided for in the Note; (2) for the issuance of any Letter of Credit, a duly executed Application in Proper Form by Borrower or ADG within the time set forth in Section 3.2; (3) in the case of an Acceptance, the receipt of notice and Drafts by the Bank as required in Section 4.2 in Proper Form and the receipt by the Bank of all Acceptance fees and commissions due the Bank; and (b) no Default shall have occurred and be continuing; and (c) the making of or issuance of any Advance shall not be prohibited by, or subject the Bank to any penalty or onerous condition under, any Legal Requirement.

                 6.2 First Loan, Letter of Credit and/or Acceptance. In addition to the matters described in the preceding section, the obligation, if any, of the Bank to renew the Renewed Note, to make the first Loan, issue the first Letter of Credit or create the first Acceptance or to renew and extend any of the Letters of Credit or Acceptance is subject to the receipt by the Bank of all of the Loan Documents, all of which shall be in Proper Form.

                 SECTION 7. REPRESENTATIONS AND WARRANTIES.

                 In order to induce the Bank to enter into this Agreement and to make the Advances, the Borrower represents and warrants to the Bank that:

                 7.1 Existence. Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation.

                 7.2 Good Standing. To the best of Borrower's knowledge, Borrower is duly qualified and in good standing in every jurisdiction in which it presently engages in business and in which such qualification is required.

                 7.3 Power and Authority. Borrower has the power, authority and legal right to own or lease and enjoy undisturbed, the assets of its business and engage in business as now conducted.

                 7.4 Loan Documents. Borrower has the power, authority and legal right to execute, deliver and perform under this Agreement, the Note, and the other Loan Documents and when executed and delivered, the Loan Documents will constitute a legal, valid and binding obligation enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general equitable principles.

                 7.5 No Subsidiaries. Borrower has no subsidiaries except those listed on Schedule I attached hereto.

                 7.6 Consents. To the best of Borrower's knowledge, no consent of any Person, and no consent, license, permit, approval or authorization of, exemption by, or registration, filing or declaration with any Government Authority is required in connection with the execution, delivery, performance, validity or enforceability by or against Borrower of the Loan Documents to which it is or will be a party.

                 7.7 No Material Litigation. No litigation, investigation or administrative proceeding of or before any court, arbitrator or Governmental Authority is presently pending or, to the knowledge of Borrower, threatened against it or any of its properties or assets (a) with respect to any Loan Document or any of the transactions contemplated hereby or thereby or (b) which, if adversely determined, could reasonably be expected to materially and adversely affect the business, operations, properties, assets or financial or other condition of the Borrower.




                                                             Page 10 of 19 Pages

Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994





                 7.8 No Default. Borrower is not in default, and the execution, delivery and performance of the Loan Documents will not result in a default, in the payment or performance of any of the Borrower's obligations or in the performance of any mortgage, indenture, lease, contract or other agreement or undertaking to which it is a party or by which it or any of its properties or assets may be bound, and no Default hereunder has occurred and is continuing. The Borrower is not in default under any order, award or decree of any court, arbitrator or Governmental Authority binding upon or materially affecting it or by which any of its properties or assets is bound or materially affected, and no such order, award or decree has or will materially affect the ability of the Borrower to perform its obligations under the Loan Documents or the ability of the Borrower to carry on its businesses.

                 7.9 Taxes. Borrower, to the best of its knowledge, has filed or caused to be filed all tax returns material for the continuation of its business which are required to be filed, and have paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its properties and all other taxes, fees or other charges imposed on the Borrower or any of its properties by any Governmental Authority and no tax liens have been filed and, to the knowledge of the Borrower, no material claims are being asserted with respect to any such taxes, fees or other charges.

                 7.10 ERISA. Borrower, to the best of its knowledge, is in compliance in all material respects with ERISA and the rules and regulations thereunder. There exists no Unfunded Vested Liabilities under any Plan to which the Borrower is a party. No "Reportable Event", as such term is defined in
Section 4043(b) of Title IV of ERISA, has occurred and is continuing with respect to any Plan.

                 7.11 No Change. Since the date of the most recent balance sheet delivered to the Bank pursuant to Section 8.7 hereof, there has been no material adverse change in the business, operations, property or financial or other condition of the Borrower.

                 7.12 Regulations G, T, U and X. Borrower is not engaged nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board. No part of the proceeds of the Commitment hereunder will be used for any purpose which violates the provisions of Regulations G, T, U or X of said Board.

                 7.13 Accuracy and Completeness of Information. All information, exhibits, reports, other papers and data with respect to the Borrower prepared and furnished to the Bank by or on behalf of the Borrower in connection with the Loan Documents were at the time the same were so furnished complete, accurate and correct in all material respects. No document furnished or statement made to the Bank by the Borrower in connection with the negotiation, preparation or execution of this Agreement contains any untrue statement of a fact material to the creditworthiness of the Borrower or omits to state any such material fact necessary in order to make the statements contained therein not misleading, in either case which has not been corrected, supplemented or remedied by subsequent documents furnished or statements made in writing to the Bank.

                 7.14 Environmental. Borrower has complied and continues to comply with all environmental laws materially applicable to the operation of its property and business, and has not received any summons, complaint, order or other notice that it is not in compliance with, or any governmental authority is investigating its compliance with, any environmental laws.

                 7.15 Eligible Acceptance. Each Acceptance when created hereunder is an Eligible Acceptance.

                 7.16 Drafts. At the time of presentation to the Banks, each Draft shall represent one or more transactions involving the sale, transportation or storage of goods in existence at such time; and Borrower's Eligibility Certificate shall identify the goods, the countries from and to which they are shipped, the approximate date of each shipment and any other relevant information that the Banks may request with respect of each transaction.




                                                             Page 11 of 19 Pages

Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994





                 7.17 Existing Indebtedness. Borrower has no other existing Indebtedness as of the Effective Date except that Indebtedness listed on
Schedule II attached hereto.

                 SECTION 8. AFFIRMATIVE COVENANTS.

                 The Borrower covenants and agrees with the Bank that prior to the termination of this Agreement Borrower will do, and if necessary cause to be done each and all of the following:

                 8.1 Taxes. Pay all taxes and establish reserves deemed adequate therefore, unless and only to the extent that the same shall be contested in good faith and by appropriate proceedings;

                 8.2 Licenses, Permits. Renew and keep in full force and effect all material licenses, permits, patents, trademarks, tradenames, and franchises required to conduct Borrower's business;

                 8.3 Existence. Do all things to preserve its existence, qualifications, rights and franchises in all jurisdictions where such qualification is necessary;

                 8.4 Legal Requirements. Comply with all material legal requirements in respect of the ownership of its property and the conduct of its business;

                 8.5 Property Maintenance. Preserve, repair, and maintain all of it property necessary to conduct its business in an efficient and proper manner;

                 8.6 Insurance. Maintain adequate insurance with such insurers, on such of its property, in such amounts and against such risks as is customary with companies conducting similar businesses, and furnish the Bank satisfactory evidence thereof promptly upon request;

                 8.7 Financial Statements. Furnish to the Bank the following:

                 (a) Not later than 90 days after the end of its fiscal year, its balance sheet and income statement and cash flow statement ("Financial Statements"), prepared in accordance with GAAP consistently applied and certified in a manner satisfactory to the Bank by independent, certified public accountants acceptable to the Bank and also furnish along with such Financial Statements, unaudited consolidating Financial Statements, if any;

                 (b) Not later than 45 days after the end of each fiscal quarter, its balance sheet, statements of income and cash flow certified in a manner satisfactory to the Bank by the chief financial officer of Borrower;

                 (c)      With each set of financial statements described in
         (a) and (b) above, the certificate of the chief financial officer of Borrower certifying that no event exists which alone or with notice, the passage of time, or both, would constitute a Default and setting forth the calculations and information necessary to demonstrate the compliance or noncompliance with the financial covenants of Section 9 hereof; and

                 (d) Upon the request of the Bank, all such additional information, financial or otherwise, of Borrower as the Bank may reasonably request from time to time;

                 8.8 Access. Upon written request and the Bank's agreement to maintain the confidentiality of same, the Bank's representatives and agents shall be permitted access to any or all of Borrower's property and financial records, to abstract from such records and to discuss the finances, business and affairs of Borrower with its officers and accountants, all at such times and intervals and to such extent as the Bank may reasonably require;

                 8.9      Notices. Give prompt written notice to the Bank of,




                                                             Page 12 of 19 Pages

Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994




                 (a) The details of any Reportable Event which has occurred;

                 (b) The occurrence of any event which alone or with notice, the passage of time or both, would constitute a Default hereunder;

                 (c) The commencement of any proceeding or litigation which, if adversely determined, would have a material adverse affect upon its financial condition or ability to conduct business as currently conducted;

                 (d) The occurrence of any material adverse change in its property, assets, financial condition, business or affairs; or

                 (e) The formation of any Subsidiary after the date of this Agreement.

                 8.10 Change of Name. Notify the Bank in writing at least 30 Business Days prior to the date Borrower changes its name or location of its principal place of business; and

                 8.11 Further Assurances. Promptly execute and deliver any and all other agreements, documents, instruments and certificates which may be reasonably requested by the Bank to cure any defect in the execution and delivery of any of the Loan Documents.

                 SECTION 9. NEGATIVE COVENANTS.

                 The Borrower covenants and agrees with the Bank that prior to the termination of this Agreement Borrower will NOT do each and all of the following:

                 9.1 Use of Proceeds. Use, directly or indirectly, the proceeds of any Advance for any purpose other than for working capital purposes or for the financing of acquisitions or purchase of treasury stock. Specifically, such proceeds will not be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "margin stock", within the meaning of Regulation U of the Board. The Borrower will not engage principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of such Regulation U nor will the Borrower otherwise act so as to cause the Bank to be in contention of Regulations T and U;

                 9.2 Sale of Assets. Sell, assign, lease or otherwise dispose of any of its assets or property without prior written consent of the Bank and such consent will not be unreasonably withheld, except that no consent is required for sales in the ordinary course of business and sales in an aggregate amount of $500,000.00 or less of the Borrower's Tangible Assets during any twelve (12) month period.

                 9.3 Mergers and Consolidations. Merge or consolidate with any other Person, except that so long as no Default has occurred and is continuing or would result as a consequence thereof, the Borrower may merge or consolidate with any other Person, provided the continuing or surviving Person is Tandy Brands Accessories, Inc.

                 9.4 Liens. Create, assume, incur or permit to exist or allow to be created, assumed or incurred or permitted to exist any Lien upon any of its properties, now owned or hereafter acquired, nor acquire nor agree to acquire any kind of property subject to a Lien provided, however, that the foregoing restrictions shall not prevent the Borrower from:

                 (a) having Liens on Indebtedness existing prior to the Effective Date hereof and as listed on Schedule II;





                                                             Page 13 of 19 Pages

Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994




                 (b) making pledges or deposits to secure the Borrower's obligations under workmen's compensation laws or similar legislation;

                 (c) in the ordinary course of business, making good faith deposits in connection with bids, tenders, contracts or leases to which the Borrower is a party, or making deposits to secure public or statutory obligations;

                 (d) incurring mechanics', carriers', workmen's, repairmen's or other like Liens in the ordinary course of business in respect of obligations which are not overdue or being contested in good faith, or making deposits to obtain the release of such Liens;

                 (e) making deposits to secure replevin, surety, attachment or appeal bonds relating to legal proceedings to which the Borrower is a party;

                 (f) incurring Liens arising out of judgments or awards against the Borrower with respect to which it is currently engaged in proceedings for review or appeal and with respect to which it shall have secured a stay of execution pending such proceedings for review or appeal;

                 (g) in the ordinary course of business, granting leases or subleases to others or acquiring property subject to leases;

                 (h) permitting Liens consisting of zoning restrictions, easements, restrictions on the use of real property or minor irregularities in titles thereto which do not, in the opinion of the Borrower's management, impair the use of such property by the Borrower in the operation of its business; and

                 (i) incurring Liens when acquiring assets or properties as contemplated in this Agreement.

                 9.5 No Inconsistent Actions. Undertake any course of action inconsistent with the provisions of the Loan Documents. The Borrower will promptly do all acts and things and take all such measures as may be appropriate to comply as soon as practicable with the representations, warranties, terms, conditions and provisions of this Agreement.

                 9.6 Transactions with Affiliates. Enter into any material transaction (including, without limitation, the purchase, sale or exchange of any property or the rendering of any service) with any Affiliate except in the ordinary course of and pursuant to the reasonable requirements of the Borrower's business and upon fair and reasonable terms no less favorable to the Borrower than it would obtain in any other arms' length business transaction.

                 9.7 ERISA. (i) voluntarily terminate any Plan if such termination is likely to result in any material liability of the Borrower to the PBGC or any Person or (ii) enter into any 'prohibited transaction' (as defined in the Code or in ERISA) involving any Plan which might result in any material liability of Borrower to the PBGC or any Person, (iii) permit the occurrence of any Reportable Event which might result in any material liability of the Borrower to the PBGC or any other Person or (iv) permit to exist any other event or condition which might result in any material liability of the Borrower to the PBGC or any other Person.

                 9.8 Funded Indebtedness to EBITDA Ratio. Permit the ratio of Borrower's Funded Indebtedness to EBITDA for the trailing four (4) quarters to be greater than 2.50 to 1.00 at any time during the term of this Agreement, but tested as of the end of each fiscal quarter, beginning June 30, 1994.

                 9.9 Fixed Charge Ratio. Permit the ratio of EBITDA to Fixed Charges for the trailing four (4) quarters to be less than 1.50 to 1.00 at any time during the term of this Agreement, but tested as of the end of each fiscal quarter, beginning June 30, 1994.





                                                             Page 14 of 19 Pages

Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994






                 9.10 Inventory Turnover Ratio. Permit the ratio of Costs of Goods Sold to the amount of the average inventory (the sum of: (i) amount of Inventory for the most recent quarter's end plus (ii) the amount of the Inventory as of the end of each of the prior three quarters divided by 4) for the trailing four (4) quarters to be less than 1.50 to 1.00 at any time during the term of this Agreement, but tested as of the end of each fiscal quarter, beginning June 30, 1994.

                 SECTION 10. EVENTS OF DEFAULT.

                 In the event any of the following events shall occur and be continuing (a 'Default"):

                 10.1 Nonpayment. Nonpayment of any principal and interest or any other amount such as commissions, fees and legal expenses as and when due in accordance with the terms of the Loan Documents and the same shall not have been cured within 3 days of the occurrence of the Default;

                 10.2 Misrepresentations. Any representation or warranty made in or in connection with the Loan Documents or in any other agreement, instrument or certificate furnished in connection with any of the foregoing shall prove false or misleading in any material respect when made or deemed made;

                 10.3 Loan Documents. Subject to Section 10.04 below, the occurrence of any event of default as such is defined in any of the Loan Documents other than the Note and this Agreement;

                 10.4 Nonperformance. Borrower shall default in the due observance or performance of any term, covenant or agreement contained in this Agreement or in any of the other Loan Documents except that any Default under Sections 8 and 9 shall not be cured within 30 days of the occurrence of said Default;

                 10.5 Other Indebtedness. Borrower shall (x) fail to make one or more payments when due on aggregate Indebtedness for borrowed money exceeding $500,000 and such failure results in the acceleration of any Indebtedness, (y) default in the performance of its material obligations under any promissory note, credit agreement, loan agreement or collateral documents relating to or securing any aggregate Indebtedness for borrowed money exceeding $500,000 and such default results in the acceleration of any Indebtedness, or
(z) fail to pay when due any other Indebtedness in an aggregate amount in excess of $500,000 beyond any applicable grace period, unless the payment thereof is being contested in good faith and Borrower has adequate reserves set aside for such payment;

                 10.6 Change of Control. There is an occurrence of a Change in Control of Borrower;

                 10.7 Judgements. Any final, nonappealable judgment or judgments in excess of $500,000.00 in the aggregate against Borrower or any attachment or other levy against the property of Borrower with respect to a claim remains unpaid, unstayed on appeal, undischarged, not bonded or not dismissed for 60 days;

                 10.8 Bankruptcy. Except, in the event of an involuntary bankruptcy, which has not been dismissed within 60 days, Borrower makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver or any trustee of any substantial part of its property, commences any action relating to Borrower under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether or not hereafter in effect, or if there is commenced against Borrower any such action, or Borrower by any act indicates its consent to or approval of any trustee for Borrower or any substantial part of its property, or suffers any such receivership or trustee to continue undischarged;

                 10.9 Reportable Event. A Reportable Event shall have occurred with respect to any Plan as defined in ERISA and (i) the Bank has notified the Borrower in writing that it has determined that such Reportable Event constitutes reasonable grounds for termination of such Plan by the PBGC or the appointment of a trustee, to administer the Plan, by an appropriate U.S. District Court or (ii) such termination proceedings are commenced or such appointment occurs;




                                                             Page 15 of 19 Pages

Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994




THEN, the Bank's obligation to make any Loan, issue any Letter of Credit or create any Acceptance is canceled without the need for notice to Borrower of any kind and the Note and all Loans and any other amounts owing under the other Loan Documents shall be immediately due and payable in full, without presentment, demand, protest or notice of any kind, notice of intent to accelerate and notice of acceleration all of which are hereby expressly waived and Borrower shall deposit with the Bank cash equal to or cash equivalent securities equal to the sum of the aggregate outstanding L/C Obligations and Acceptances as security for Borrower's obligations under this Agreement.

                 SECTION 11. REMEDIES.

                 11.1 Additional Remedies. If any of the above events ("Events of Default") shall occur, then, in addition to the remedies provided for above in Section 6.1, the Bank may do any or all of the following: (1) declare the Note to be, and thereupon such Note shall forthwith become, immediately due and payable, together with all accrued and unpaid interest thereon and all other obligations and indebtedness of the Borrower under the Loan Documents, without notice of acceleration or of intention to accelerate, presentment and demand or protest, all of which are hereby expressly waived; (2) without notice to Borrower, terminate the Commitment and accelerate the Termination Date, provided that should an event occur and not be cured within the applicable grace period provided for above, Bank will not be obligated to make any Loan, issue any Letter of Credit or create any Acceptance until such Event of Default is cured; and (3) exercise any and all other rights pursuant to the Loan Documents, at law, in equity or otherwise.

                 11.2 Remedies Cumulative. No remedy, right or power of the Bank is intended to be exclusive of any other remedy, right or power, and each and every remedy, right and power shall be cumulative and in addition to every other remedy, right and power given under this Agreement or now or hereafter existing at law or in equity or by statute or otherwise.

                 SECTION 12. MISCELLANEOUS.

                 12.1 No Waiver. No failure to exercise or delay in exercising any right or power under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any further or other exercise thereof or the exercise of any other right or power. No amendment, modification or waiver of any of the Loan Documents shall be effective unless the same is in writing and signed by the Person against whom such amendment is sought to be enforced.

                 12.2 Notices. All notices under the Loan Documents, except a Notice of Borrowing or notices of payment or prepayment, which can be made by telephone provided the same is promptly confirmed in writing shall be in writing and either (i) delivered against receipt therefore, (ii) mailed by registered or certified mail, return receipt requested, or (iii) sent by telecopy, telex or telegram, in each case addressed to the names and addresses as set forth on the execution page of this Agreement or to such other name or address as a party may designate. Notices shall be deemed to have been given when delivered (or, if mailed, on the third Business Day from date of posting).

                 12.3 Set-Off. If one or more Events of Default shall occur and be continuing, the Bank shall have the right, in addition to all other rights and remedies available to Bank, to set-off against the unpaid balance of the Indebtedness owing to Bank on account of any Advance of Borrower, including, without limitation, any funds in any deposit account whatsoever maintained by the Borrower with the Bank, and nothing in this Agreement or any of the other Loan Documents shall be deemed a waiver or prohibition of the Bank's right of banker's lien or set-off. Bank shall immediately give Borrower notice of any such set-off.

                 12.4. Governing and Venue. UNLESS OTHERWISE SPECIFIED HEREIN, OR OTHERWISE REQUIRED BY ANY APPLICABLE LAW, EACH OF THE LOAN DOCUMENTS (INCLUDING THIS AGREEMENT AND THE NOTE) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF





                                                             Page 16 of 19 Pages

Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994


AMERICA. THE NOTE HAS BEEN ENTERED INTO IN THE COUNTY OF THE BANK'S PRINCIPAL OFFICE IN TEXAS, SHALL BE PERFORMABLE FOR ALL PURPOSES IN SUCH COUNTY AND THE BORROWER AND THE BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY THE BORROWER OR THE BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST THE BORROWER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY. THE BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS OR VENUES.

              12.5 Survival of Warranties All representations and warranties made by or on behalf of Borrower in connection with this Agreement shall survive the execution and delivery of the Loan Documents and shall bind Borrower and its administrators, successors, trustees, receivers and assigns and inure to the benefit of the successors and assigns of the Bank. The term of this Agreement shall be until the Termination Date and final maturity of the Note and the payment of all amounts due under the Loan Documents.

              12.6 Usury. Borrower and Bank intend to conform strictly to applicable usury laws. Therefore, the total amount of interest (as defined under applicable law) contracted for, charged or collected under this Agreement or any other Loan Document will never exceed the Highest Lawful Rate (as defined in the Note). If Bank contracts for, charges or receives any excess interest, it will be deemed a mistake. Bank will automatically reform the Loan Document or charge to conform to applicable law, and if excess interest has been received, Bank will either refund the excess to Borrower or credit the excess on any unpaid principal amount of the Note or any other Loan Document. All amounts constituting interest will be spread throughout the full term of the Loan Document or applicable Note in determining whether interest exceeds lawful amounts.

              12.7 Expenses. Any provision to the contrary notwithstanding, and whether or not the transactions contemplated by this Agreement shall be consummated, the Borrower shall pay, on demand costs and administrative expenses including, without limitation, the expenses of counsel for the Bank in connection with the preparation, execution, filing, and recording of this Agreement and Borrower shall pay on demand, all reasonable out-of-pocket expenses in connection with the refiling, re-recording, modification, supplementing and waiver of the Loan Documents and the making, servicing and collection of any Advances.

              12.8 Indemnification. THE BORROWER AGREES TO INDEMNIFY, DEFEND AND HOLD THE BANK, ITS DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS (THE "BANK" FOR THIS PARAGRAPH ONLY) HARMLESS FROM AND AGAINST ANY AND ALL LOSS, LIABILITY, OBLIGATION, DAMAGE, PENALTY, JUDGMENT, CLAIM, DEFICIENCY AND EXPENSE (INCLUDING INTEREST, PENALTIES, ATTORNEYS' FEES AND AMOUNTS PAID IN SETTLEMENT) EXCEPT FOR THE GROSS NEGLIGENCE AND WILLFUL MISCONDUCT OF THE BANK TO WHICH THE BANK MAY BECOME SUBJECT TO OR ARISING OUT OF, OR BASED UPON THE LOAN DOCUMENTS OR ANY ADVANCES.

              12.9 Severability. If any provision of any of the Loan Documents shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

                                                             Page 17 of 19 Pages

Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994

              12.10 Entire Agreement. The Loan Documents embody the entire agreement and understanding between the Borrower and the Bank, relating to the subject matter hereof and thereof and supersedes all prior proposals, negotiations, agreements, oral and written communications and understandings relating to such subject matter. The Borrower and the Bank certify that each is relying on no other representation, warranty, covenant or agreement except for those set forth in the Loan Documents. NO COURSE OF DEALING BY BORROWER WITH BANK, NO COURSE OF PERFORMANCE AND NO TRADE PRACTICES OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE MAY BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS AGREEMENT.

              12.11 Loan Sales and Assignments. The Bank reserves the right, in its sole discretion, without notice to the Borrower to sell participations or assign its interest, or both, in all or any part of the Advances or other Loan Documents.

              12.12 No Assignment. The Borrower may not assign at any time during the existence of the Advances its interests, rights, powers, obligations or liabilities under any of the Loan Documents without the express written consent of the Bank.

              12.13 Conflict between Loan Documents. In the event any provision herein shall be inconsistent with any provision of any of the other Loan Documents, this Agreement shall control.


                                                             Page 18 of 19 Pages

Amended and Restated Revolving Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
June 30, 1994


              THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMEPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

              THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                            TANDY BRANDS ACCESSORIES, INC.

                            By:   /s/ STANLEY T. NINEMIRE
                                ------------------------------
                            Name: Stanley T. Ninemire
                            Title: Vice-President and Chief Financial Officer


                            Address for mail delivery:
                            Tandy Brands Accessories, Inc.
                            690 East Lamar, Suite 200
                            Arlington, Texas 76011


                            Attention: Stan Ninemire
                            Telecopy No: (817) 548-1144


                            TEXAS COMMERCE BANK NATIONAL ASSOCIATION


                            By:   /s/ LOREN K. JENSEN
                                ------------------------------
                            Name: Loren K. Jensen
                            Title: Senior Vice President

                            Address for mail delivery:
                            201 Main Street
                            Fort Worth, Texas 76102
                            Attention: Loren Jensen, S.V.P.
                            Telecopy No: (817) 878-7591

                                                             Page 19 of 19 Pages

                                   EXHIBIT B

                                      Date

Texas Commerce Bank National Association
201 Main Street
Fort Worth, Texas 76102
Attention: Loren Jensen or Susan Sheffield

Re:    Notice of Borrowing under Amended and Restated Credit Agreement

Ladies and Gentlemen:

              Pursuant to that certain Amended and Restated Revolving Credit Agreement dated as of June 30, 1994 (the "Credit Agreement" or "Agreement"; the defined terms herein being used herein as therein defined) between Tandy Brands Accessories, Inc., a Delaware corporation (the "Borrower") and the Bank, the Borrower hereby:

              1. Gives you notice pursuant to Section 2 of the Agreement and the Note that the Borrower hereby requests a Loan under the Note which is subject to the Agreement, and in that connection sets forth below the information relating to such Loan ("the Proposed Loan") as required by the
Note:

              (i)    The Borrowing Date of the Proposed Loan is _________, 19__;

              (ii)   The type of the Proposed Loan is (check one):
                     ______________ Alternate Base Rate Loan
                     ______________ CD Rate Loan
                     ______________ Eurodollar Loan
                     ______________ Negotiated Rate Loan

              (iii)  The Interest Period of the Proposed Loan is ____________;

              (iv) The principal amount of the Proposed Loan is $__________, and such amount, together with the sum of (i) the aggregate principal amount of all outstanding Loans, (ii) the aggregate outstanding L/C Obligations; and (iii) Acceptances (as defined in the Credit Agreement) does not exceed the amount of the Commitment (as defined in the Credit Agreement);

              (v) The account of the Borrower into which the proceeds of the Proposed Loan should be deposited is:_________________________.

              2. Certifies that (a) no Default has occurred and is continuing or will result from the making of such Proposed Loan, and (b) all representations and warranties of the Borrower contained in Section 5 of the Agreement are true and correct as of the date hereof (other than those of such representations and warranties which speak to a date on or before the date hereof) to the best of our knowledge, with the same effect as if made on such date.

                                   Very truly yours,

                                   TANDY BRANDS ACCESSORIES, INC.

                                   By:
                                       ---------------------------
                                   Name:
                                       ---------------------------
                                   Title:
                                       ---------------------------


                             EXHIBIT B Page 1 of 1

                                   EXHIBIT C

                            ELIGIBILITY CERTIFICATE

                              ______________, 19__


Texas Commerce Bank National Association
201 Main Street
Fort Worth, Texas 76102

Re: Draft to be discounted to create an Acceptance subject to the Amended and Restated Revolving Credit Agreement dated June 30, 1994 by and between Tandy Brands Accessories, Inc. and Texas Commerce Bank National Association

Ladies and Gentlemen:

              The Drafts (Numbers:_____________) relevant to the attached Notice of Acceptance shall (check or "X" the applicable box below):

       [ ] Grow out of transactions involving the importation or exportation of goods, to wit:

                       Bill of Lading No.
                Goods  Destination and/or Origin    and/or Date
                -----  -------------------------    -----------


       [ ] Grow out of transactions involving the domestic shipment of goods, to wit:

                       Bill of Lading No.
                Goods  Destination and/or Origin    and/or Date
                -----  -------------------------    -----------


       [ ] Are presently secured (and will remain secured at least until the time your Acceptance is created) by a warehouse receipt or other such documents of title, conveying or securing title, covering readily marketable staples, to wit:

                                                Warehouse receipt No.
                Staples       Security              and/or Date
                -------       --------          --------------------


       [ ] Will mature at least 30 days and less than 181 days from date of Draft; and

       [ ] Are considered "Eligible Acceptances" as defined in the Amended and Restated Revolving Credit Agreement dated June 30, 1994 by and between the Borrower and Bank.

              Borrower agrees to maintain records available for the Bank's inspection to justify the foregoing and to show that the value of the relevant transaction is at least equal to the amount of the applicable Drafts. Borrower certifies to Bank that there is no other financing supporting this transaction.

                            TANDY BRANDS ACCESSORIES, INC.

                            By:
                                 --------------------------------
                            Name:
                                 --------------------------------
                            Title:
                                 --------------------------------

                             EXHIBIT C Page 1 of 1

                                   EXHIBIT D

                              NOTICE OF ACCEPTANCE

Texas Commerce Bank National Association
201 Main Street
Fort Worth, Texas 76102
Attention: Loren Jensen or Susan Sheffield

Re: Amended and Restated Revolving Credit Agreement by and between Tandy Brands Accessories, Inc. ("Borrower") and Texas Commerce Bank National Association (the "Bank")

Ladies and Gentlemen:

              Pursuant to the Amended and Restated revolving Credit Agreement dated June 30, 1994 (the "Agreement", the capitalized terms herein shall have the same meanings as the capitalized terms in the Agreement) by and between the Borrower and the Bank, the Borrower hereby:

              1.     Gives Bank confirmation of Borrower's notice pursuant to
Section 4.2 of the Agreement and in connection therewith sets forth below the information relating to such Acceptance as required in Section 4 of the
Agreement:

               (i)   The date of the Acceptance will be: ______________________;

               (ii) The amount of the Acceptance will be: $___________ and such amount, together with the sum of (a) the aggregate amount of Loans outstanding, (b) the amount of L/C Obligations outstanding and (c) the amount of Acceptances outstanding does not exceed the amount of the Commitment;

              (iii)  The maturity of the proposed Acceptance will be:
       __________________________;

               (iv) The account of the Borrower into which the "proceeds" (the amount of the proceeds shall be net of the amount of the commission fee charged Borrower by Bank with respect of the creation of the Acceptance as set forth in Section 4.5 of the Agreement) of the Acceptance should be deposited in:
       ___________________________________;

              2. Borrower certifies, warrants and represents that (a) no Default has occurred and is continuing or will result from the creation of such Acceptance and (b) all representations and warranties of the Borrower contained in Section 7 of the Credit Agreement are true and correct to the best of Borrower's knowledge as of the date hereof.

              3. Accompanying this Notice of Acceptance is an Eligibility Certificate which will be attached to the Acceptance.

                            Sincerely yours,

                            TANDY BRANDS ACCESSORIES, INC.

                            By: _______________________________________

                            Name: _____________________________________

                            Title: ____________________________________



                             EXHIBIT D Page 1 of 1

                                   EXHIBIT E

                             HOLD HARMLESS ADDENDUM


Texas Commerce Bank National Association
201 Main Street
Fort Worth, Texas 76102

       Re: Tandy Brands Accessories, Inc. (the "Borrower")
                     $15,000,000 Commitment

Dear Sir:

       Please hold as custodian, blank pre-signed and pre-endorsed Drafts drawn by us and payable by you under the terms herein set forth. The blank pre-signed Drafts shall be received, completed, and accepted from time to time by the Bank for Borrower's account, pursuant to the Amended and Restated Revolving Credit Agreement (the "Agreement") dated June 30, 1994. The Bank will exercise the same care with respect to the safekeeping of such drafts as it exercises with respect to its own affairs.

       The Bank and its Trust Company will hold such drafts and complete them with such amounts, dates and other data as the Borrower shall instruct in accordance with the terms of this Hold Harmless Addendum (the "Addendum") which is an integral part of the Agreement to which this Addendum is attached, and of which this Addendum is expressly made a part. The Bank shall accept and be entitled to rely upon all instructions given on Borrower's behalf, including instructions given by telephone or in writing. All instructions given by telephone shall be promptly confirmed in writing. Each of the following individuals is singly authorized, relevant to the Agreement and this Addendum, to give you instructions on Borrower's behalf:

-------------------------------                   ------------------------------

-------------------------------                   ------------------------------

-------------------------------                   ------------------------------

       The Bank's and Borrower's duties and responsibilities for these Drafts shall be set forth in the Agreement. The Borrower further agrees to defend, indemnify and hold the Bank and its liabilities, claims, damages, causes of action, costs, expenses, and attorneys' fees, in connection with the Bank's agents' handling of the herein described Drafts; provided that nothing contained herein shall render the Bank liable to Borrower for any exemplary or consequential damages.

       Receipt of funds for each Draft shall be deposited in Borrower's account with the Bank, numbered _________________ or other of Borrower's accounts with the Bank as may be directed by any one of the above mentioned individuals.

       We have herewith delivered blank pre-signed and pre-endorsed Drafts numbered _______________ through _______________ to the Bank. The Bank, by its signature below, acknowledges receipt thereof.


                            TANDY BRANDS ACCESSORIES, INC.

                            By:
                                   ----------------------------------
                            Name:
                                   ----------------------------------
                            Title:
                                   ----------------------------------
ATTEST:
        ------------------------------

                            TEXAS COMMERCE BANK NATIONAL ASSOCIATION


                            By:
                                   ----------------------------------
                            Name:
                                   ----------------------------------
                            Title:
                                   ----------------------------------
ATTEST:
        ------------------------------

                                   SCHEDULE I

                                  SUBSIDIARIES

Name and Address                                                    Percentage
of Subsidiaries             Borrower?      State of Organization     Ownership
---------------             --------       ---------------------     ---------
TBA Acquisition, Inc.       Yes            Delaware                   ______ %


TBAC -
Prince Gardner, Inc.        Yes

TBAC-AIS





                             SCHEDULE I Page 1 of 1

                                  SCHEDULE II

               List of Indebtedness Existing Before Effective Date



Encumbered Indebtedness






Unencumbered Indebtedness





                            SCHEDULE II Page 1 of 1

                    FIRST AMENDMENT TO CREDIT AGREEMENT -ENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (THIS "AMENDMENT") dated effective as of April 30, 1995 (the "Effective Date"), is by and between TANDY BRANDS ACCESSORIES, INC., a Delaware corporation, ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association whose principal office is located in Houston, Texas (the "Bank").

                             PRELIMINARY STATEMENT

The Bank and the Borrower have entered into an Amended and Restated Revolving Credit Agreement dated as of June 30, 1994 (the "Credit Agreement"). The "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The Bank and the Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, modify, extend and increase the Commitment to Borrower for the issuance of letters of credit and money borrowings for the purpose of financing and supporting the general corporate purposes, including, without limitation, the working capital, the letters of credit needs and acquisition financing and treasury stock purchase requirements of the Borrower.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

Section 1. Section 1.1 Definitions of the Credit Agreement is amended by deleting therefrom the definitions of "Acceptance", "Acceptance Commitment", "Acceptance Obligation", "Eligible Acceptance", "Eligibility Certificate", "Draft" and "Notice of Acceptance" in their entirety.

Section 2. Section 1.1 Definitions of the Credit Agreement is amended by substituting the following for the definition of Commitment:

       ""Commitment" shall mean $20,000,000.00."

Section 3. Section 1.1 Definitions of the Credit Agreement is amended by substituting the following for the definition of EBITDA:

       ""EBITDA" shall mean pretax income from continuing operations plus Interest Expense plus amortization and depreciation."

Section 4. Section 1.1 Definitions of the Credit Agreement is amended by substituting the following for the definition of Loan or Loans:

       ""Loan" or "Loans" shall mean any loan by the Bank made to the Borrower pursuant to Section 2 hereof and includes an Alternate Base Rate Loan, a CD Rate Loan, a Negotiated Rate Loan or a Eurodollar Loan (each of which shall be a "type" of loan as further described in the Note)."

Section 5. Section 1.1 Definitions of the Credit Agreement is amended by substituting the following for the definition of Termination Date:

       ""Termination Date" shall mean the earlier to occur of: (i) April 30, 1997; or (ii) that date as specified by the Bank pursuant to Section 10 hereof."



                               Page 1 of 5 Pages

First Amendment to Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
April 30, 1995

Section 6. Section 1.1 Definitions of the Credit Agreement is amended by substituting the following for the definition of Advances:

         ""Advances" shall mean collectively the Loans and Letters of Credit."

Section 7. Section 2.1 of the Credit Agreement is amended by substituting the following for Section 2.1 of the Credit Agreement:

         "2.1 Note and Terms of Commitment. Subject to the terms and conditions hereof, the Bank agrees to make advances or loans to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding the amount of the Commitment. Advances shall take the form of Loans under the Note or issuances of Letters of Credit by Bank. The Loans shall be evidenced by, and shall bear interest and be payable as provided in the Note executed by Borrower dated as of the Effective Date and delivered to Bank which is given in renewal, extension, modification of and increase in the amount of that certain promissory note dated April 30, 1994 in the principal amount of $15,000,000.00 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed Note"). Each Loan shall be in an amount not less than that amount provided for in the Note. Borrower shall have the right to borrow, repay and reborrow under the Note provided that at no time shall the sum of the aggregate amount outstanding of: (i) Loans, and (ii) L/C Obligations (as defined in Section 3) exceed the amount of the Commitment."

Section 8. Section 3.1 of the Credit Agreement is amended by substituting the following for Section 3.1 of the Credit Agreement:

         "3.1 Letters of Credit. Subject to this Agreement, the Letters of Credit may be issued from time to time on and after the Effective Date, but, not including, the Termination Date for the account of the Borrower or each of its subsidiaries and in favor of such Person or Persons as may be designated by the Borrower and each of its subsidiaries. Each Letter of Credit shall (a) expire on a date not later than 365 days from the date of issuance thereof for commercial letters of credit ("Commercial L/Cs") and expire not later than 12 months from date of issuance thereof for standby letters of credit ("Standby L/Cs") (except for letters of credit containing evergreen clauses) and, in any event, no Letter of Credit shall have an expiration date later than the Termination Date and (b) be denominated in Dollars (or other currencies that are acceptable to the Bank). The Commitment shall be reduced by an amount equal to the sum of: (a) the face amount of all outstanding Letters of Credit; and (b) the amount of any unreimbursed drawings or other amounts owing to the Bank under or in respect of any Letter of Credit or Application (items (a) and (b) are hereinafter collectively referred to as the "L/C Obligations") such that, on any date, the sum of (x) all Loans outstanding on such date and (y) all L/C Obligations on such date does not exceed the Commitment. The total aggregate amount of L/C Obligations shall never exceed $10,000,000.00."

Section 9. Section 3.2 of the Credit Agreement is amended by substituting the following for Section 3.2 of the Credit Agreement:

         "3.2 Applications. As a condition precedent to the issuance of any Letter of Credit for the account of Borrower and for each of its subsidiaries, the Bank shall have received an Application, duly completed and executed by the Borrower and for each of its subsidiaries in Proper Form, not less than three (3) Business Days prior to the date on which the Letter of Credit is to be issued. In the event that any provision of a Letter of Credit Application shall be inconsistent with any provision of this Agreement, the provisions of this Agreement shall govern."

                               Page 2 of 5 Pages

First Amendment to Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
April 30, 1995

Section 10. Section 3.5 of the Credit Agreement is amended by substituting the following for Section 3.5 of the Credit Agreement:

         "3.5 Letter of Credit Commissions. In consideration for the issuance of each Letter of Credit, the Borrower agrees to pay to the Bank a letter of credit issuance fee ("Fee") in respect of such Letter of Credit in an amount equal to: (1) in the case of Commercial L/C's: (a) one eighth of one percent (1/8%) per annum per quarter or fraction thereof on the face amount of such Letter of Credit or (b) the minimum fee for such Letter of Credit extended by the Bank and in effect as of the date on which such Letter of Credit is to be issued; and (2) in the case of Standby L/C's: (a) three-quarters of one percent (3/4%) per annum on the face amount of such Letter of Credit or (b) the minimum fee for such Letter of Credit extended by the Bank and in effect as of the date on which such Letter of Credit is to be issued. The Fee shall be paid to the Bank at its main offices to the attention of the Manager, Documentary Services Division in advance of issuance of the Letter of Credit."

Section 11. The Credit Agreement is amended by deleting therefrom Section 4 in its entirety.

Section 12. Section 6 of the Credit Agreement is amended by substituting the following for Section 6 of the Credit Agreement:

         "6.1 All Advances. The obligation of the Bank to make any Loan, issue any Letter of Credit or renew the Renewed Note is subject to satisfaction of the following conditions precedent: (a) the Bank shall have received the following, all of which shall be duly executed and in Proper Form: (1) for any Loan, a Notice of Borrowing, substantially in the form of Exhibit B, as provided for in the Note; (2) for the issuance of any Letter of Credit, a duly executed Application in Proper Form by Borrower within the time set forth in Section 3.2; and
         (b) no Default shall have occurred and be continuing; and (c) the making of or issuance of any Advance shall not be prohibited by, or subject the Bank to any penalty or onerous condition under, any Legal Requirement.

         6.2 First Loan and/or Letter of Credit. In addition to the matters described in the preceding section, the obligation, if any, of the Bank to renew the Renewed Note, to make the first Loan, issue the first Letter of Credit or to renew and extend any of the Letters of Credit is subject to the receipt by the Bank of all of the Loan Documents, all of which shall be in Proper Form."

Section 13. Sections 7.15 and 7.16 of the Credit Agreement is amended by deleting Sections 7.15 and 7.16 therefrom in their entirety.

Section 14. The last paragraph of Section 10 of the Credit Agreement is amended by substituting the following for the last paragraph of Section 10:

         "THEN, the Bank's obligation to make any Loan or issue any Letter of Credit is canceled without the need for notice to Borrower of any kind and the Note and all Loans and any other amounts owing under the other Loan Documents shall be immediately due and payable in full, without presentment, demand, protest or notice of any kind, notice of intent to accelerate and notice of acceleration all of which are hereby expressly waived and Borrower shall deposit with the Bank cash equal to or cash equivalent securities equal to the sum of the aggregate outstanding L/C Obligations as security for Borrower's obligations under this Agreement."

                               Page 3 of 5 Pages

First Amendment to Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
April 30, 1995

Section 15. Section 11.1 of the Credit Agreement is amended by substituting the following for Section 11.1 of the Credit Agreement:

         "11.1 Additional Remedies. If any of the above events ("Events of Default") shall occur, then, in addition to the remedies provided for above in Section 6.1, the Bank may do any or all of the following: (1) declare the Note to be, and thereupon such Note shall forthwith become, immediately due and payable, together with all accrued and unpaid interest thereon and all other obligations and indebtedness of the Borrower under the Loan Documents, without notice of acceleration or of intention to accelerate, presentment and demand or protest, all of which are hereby expressly waived; (2) without notice to Borrower, terminate the Commitment and accelerate the Termination Date, provided that should an event occur and not be cured within the applicable grace period provided for above, Bank will not be obligated to make any Loan or issue any Letter of Credit until such Event of Default is cured; and (3) exercise any and all other rights pursuant to the Loan Documents, at law, in equity or otherwise."

Section 16. Exhibit B of the Credit Agreement is hereby amended by replacing prior Exhibit B with the Exhibit B attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

Section 17. Schedule I of the Credit Agreement is hereby amended by replacing prior Schedule I with the Schedule I attached hereto and hereby incorporated into this Amendment and the Credit Agreement for all purposes.

Section 18. The Credit Agreement is hereby amended by deleting therefrom Exhibits C, D and E in their entirety.

Section 19. The Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

Section 20. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below, and the "Agreement" as used in the Credit Agreement shall also refer to the Credit Agreement as amended by this Amendment.

Section 21. The Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

Section 22. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

Section 23. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

Section 24. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA. THE BORROWER AND THE BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY THE BORROWER OR THE BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST THE BORROWER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY. THE BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO

                               Page 4 of 5 Pages

First Amendment to Credit Agreement
TANDY BRANDS ACCESSORIES, INC.
April 30, 1995

THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS OR VENUES.

         THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

BORROWER:        TANDY BRANDS ACCESSORIES, INC.

By:              /s/ BRUCE COLE
        -----------------------------------------------------------
Name:            Bruce Cole
        -----------------------------------------------------------
Title:           Chief Financial Officer & Vice President
        -----------------------------------------------------------

Address for mail delivery:
                                        Tandy Brands Accessories, Inc.
                                        690 East Lamar, Suite 200
                                        Arlington, Texas 76011
                                        Attention: Bruce Cole
                                        Telecopy No: (817) 548-1144

BANK:            TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:              /s/ B.B. WUTHRICH
        -----------------------------------------------------------
Name:            B. B. Wuthrich
        -----------------------------------------------------------
Title:           Vice President
        -----------------------------------------------------------
Address for mail delivery:
                                        201 Main Street
                                        Fort Worth, Texas 76102
                                        Attention: Buddy Wuthrich, S.V.P.
                                        Telecopy No: (817) 878-7591

                                  Page 5 of 5 Pages

                                   EXHIBIT B

                                      Date

Texas Commerce Bank National Association
201 Main Street
Fort Worth, Texas 76102
Attention: Buddy Wuthrich

Re:      Notice of Borrowing under Amended and Restated Credit Agreement

Ladies and Gentlemen:

         Pursuant to that certain Amended and Restated Revolving Credit Agreement dated as of June 30, 1994, as amended from time to time, (the "Credit Agreement" or "Agreement"; the defined terms herein being used herein as therein defined) by and between Tandy Brands Accessories, Inc., a Delaware corporation (the "Borrower") and the Bank, the Borrower hereby:

          1. Gives you notice pursuant to Section 2 of the Agreement and pursuant to the Note that the Borrower hereby requests a Loan under the Note which is subject to the Agreement, and in that connection sets forth below the information relating to such Loan ("the Proposed Loan") as required by the
Note:

                 (i)      The Borrowing Date of the Proposed Loan is __________
         19_;

                 (ii)     The type of the Proposed Loan is (check one):

                          _______   Alternate Base Rate Loan

                          _______   CD Rate Loan

                          _______   Eurodollar Loan

                          _______   Negotiated Rate Loan

                 (iii)    The Interest Period of the Proposed Loan is ________;

                 (iv) The principal amount of the Proposed Loan is $_______ and such amount, together with the sum of (i) the aggregate principal amount of all outstanding Loans, and (ii) the aggregate outstanding L/C Obligations, does not exceed the amount of the Commitment;

                  (v) The account of the Borrower into which the proceeds of the Proposed Loan should be deposited is: _________________________.

         2. Certifies that (a) no Default has occurred and is continuing or will result from the making of such Proposed Loan, and (b) all representations and warranties of the Borrower contained in Section 5 of the Agreement are true and correct as of the date hereof (other than those of such representations and warranties which speak to a date on or before the date hereof) to the best of our knowledge, with the same effect as if made on such date.

                                       Very truly yours,

                                       TANDY BRANDS ACCESSORIES, INC.

                                       By:        /s/ BRUCE COLE
                                               --------------------------------
                                       Name:      Bruce Cole
                                               --------------------------------
                                       Title:     Chief Financial Officer &
                                                     Vice President
                                               --------------------------------

                             EXHIBIT B Page 1 of 1

                                   SCHEDULE I

                                  SUBSIDIARIES

Name and Address                                                             Percentage
of Subsidiaries                            State of Organization             Ownership
----------------                           ---------------------             ---------
TBA Acquisition, Inc.                              Delaware                   _________%
-----------------------
-----------------------

TBAC -                                                                        _________%
Prince Gardner, Inc.                               -------------
-----------------------
-----------------------

TBAC-AIS                                                                      _________%
-----------------------                            -------------
-----------------------

                             SCHEDULE I Page 1 of 1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated effective as of April 30, 1996 (the "Effective Date"), is by and between TANDY BRANDS ACCESSORIES, INC., a Delaware corporation, ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association whose principal office is located in Houston, Texas (the "Bank").

                             PRELIMINARY STATEMENT

The Bank and the Borrower have entered into an Amended and Restated Revolving Credit Agreement dated as of June 30,1994 amended pursuant to a First Amendment to Credit Agreement dated effective as of April 30, 1995 (the "Credit Agreement"). The "Agreement", as used in the Credit Agreement shall also refer to the Credit Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The Bank and the Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, to, among other things, renew, modify and extend the Commitment to Borrower for the issuance of letters of credit and money borrowings for the purpose of financing and supporting the general corporate purposes, including, without limitation, the working capital, the letters of credit needs and acquisition financing and treasury stock purchase requirements of the Borrower.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

Section 1. Section 1.1 of the Credit Agreement entitled, "Definitions" is amended by substituting the following for the definition of Termination Date:

         "Termination Date" shall mean the earlier to occur of: (i) April 30, 1998; or (ii) &at date as specified by the Bank pursuant to Section 10 hereof."

Section 2, Section 2.1 of the Credit Agreement entitled, "Note and Terms of Commitment" is amended by substituting the following for Section 2.1 of the Credit Agreement:

         "2.1 Note and Terms of Commitment. Subject to the terms and conditions hereof, the Bank agrees to make advances or loans to Borrower from time to time before the Termination Date, not to exceed at. any one time outstanding the amount of the Commitment. Advances shall take the form of Loans under the Note or issuances of Letters of Credit by Bank. The Loan shall be evidenced by, and shall bear interest and be payable as provided in the Note executed by Borrower dated as of April 30, 1996 and delivered to Bank which is given in renewal, extension and modification of that certain promissory note dated April 30, 1995 in the principal amount of $20,000,000.00 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed Note"). Each Loan shall be in an amount not less than that amount provided for in the Note. Borrower shall have the right to borrow, repay and reborrow under the Note provided that at no time shall the sum of the aggregate amount outstanding of (i) Loans, and
         (ii) L/C Obligations (as defined in Section 3) exceed the amount of the Commitment"

Section 3. Section 9.8 of t the Credit Agreement entitled, "Funded Indebtedness to EBITDA Ratio" is amended by substituting the following for Section 9.8 of the Credit Agreement

         "Permit the ratio of Borrower's Funded Indebtedness to EBITDA for the trailing four (4) quarters to be greater than 2.75 to 1.0 at any time during the term of this Agreement, but tested as of the end of each fiscal quarter beginning June 30, 1996."

Section 4. The Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

Second Amendment to credit Agreement
TANDY BRANDS ACCESSORIES, INC.
April 30, 1996

Section 5. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below, and the "Agreement" as used in the Credit Agreement shall also refer to the Credit Agreement as amended by this Amendment.

Section 6. The Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement as amended by this Amendment.

Section 7. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

Section 8. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

Section 9. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA. THE BORROWER AND THE BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY THE BORROWER OR THE BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST THE BORROWER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY. THE BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NON EXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS OR VENUES.

         THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

BORROWER:        TANDY BRANDS ACCESSORIES, INC.

By:              /s/ BRUCE COLE
       -------------------------------------------------------------------
Name:            Bruce Cole
       -------------------------------------------------------------------
Title:           Chief Financial Officer & Vice President
       -------------------------------------------------------------------

Second Amendment to credit Agreement
TANDY BRANDS ACCESSORIES, INC.
April 30, 1996



Address for mail delivery:
                                   Tandy Brands Accessories, Inc.
                                   690 East Lamar, Suite 200
                                   Arlington, Texas 76011
                                   Attention: Bruce Cole
                                   Telecopy No: (817) 548-1144

BANK:            TEXAS BANK NATIONAL ASSOCIATION


By:              /s/ B. B. WUTHRICH
       -------------------------------------------------------------------
Title:           Vice President
       -------------------------------------------------------------------
Name:            B. B. Wuthrich
       -------------------------------------------------------------------

Address for mail delivery:
                                   201 Main Street
                                   Fort Worth, Texas 76102
                                   Attention: Buddy Wuthrich, S.V.P.
                                   Telecopy No: (817) 878-7591

                      THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated effective as of April 30, 1997 (the "Effective Date"), is by and between TANDY BRANDS ACCESSORIES, INC., a Delaware corporation, ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association whose principal office is located in Houston, Texas (the "Bank").

                             PRELIMINARY STATEMENT

The Bank and the Borrower have entered into an Amended and Restated Revolving Credit Agreement dated as of June 30, 1994 which has been amended by a First Amendment dated as of April 30, 1995 and a Second Amendment dated as of April 30, 1996 (the "Credit Agreement"). The "Agreement", as used in the Credit Agreement, shall also refer to the Credit Agreement as amended by this Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The Bank and the Borrower have agreed to amend the Credit Agreement to the extent set forth herein, and in order to, among other things, renew, modify and extend the Commitment to Borrower for the issuance of letters of credit and money borrowings for the purpose of financing and supporting the general corporate purposes, including, without limitation, the working capital, the letters of credit needs and acquisition financing and treasury stock purchase requirements of the Borrower.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

Section 1. Section 1.1 of the Credit Agreement entitled, "Definitions" is amended by substituting the following for the definition of Termination Date:

         "Termination Date" shall mean the earlier to occur of: (i) April 30, 1999; or (ii) that date as specified by the Bank pursuant to Section 10 hereof."

Section 2. Section 2.1 of the Credit Agreement entitled, "Note and Terms of Commitment" is amended by substituting the following for Section 2.1 of the Credit Agreement:

         "2.1 Note and Terms of Commitment Subject to the terms and conditions hereof, the Bank agrees to make advances or loans to Borrower from time to time before the Termination Date, not to exceed at any one time outstanding the amount of the Commitment. Advances shall take the form of Loans under the Note or issuances of Letters of Credit by Bank. The Loans shall be evidenced by, and shall bear interest and be payable as provided in the Note executed by Borrower dated as of April 30, 1997 and delivered to Bank, which is given in renewal, extension and modification of that certain promissory note dated April 30, 1996 in the principal amount of $20,000,000.00 (including all prior notes of which said note represents a renewal, extension, modification, increase, substitution, rearrangement or replacement thereof, the "Renewed Note"). Each Loan shall be in an amount not less than that amount provided for in the Note. Borrower shall have the right to borrow, repay and reborrow under the Note provided that at no time shall the sum of the aggregate amount outstanding of: (i) Loans, and
         (ii) L/C Obligations (as defined in Section 3) exceed the amount of the Commitment."

Section 3. Section 9.8 of the Credit Agreement entitled, "Funded Indebtedness to EBITDA Ratio" is amended by substituting the following for Section 9.8 of the Credit Agreement:

         "Permit the ratio of Borrower's Funded Indebtedness to EBITDA for the trailing four (4) quarters to be greater than 3.0 to 1.0 at any time during the term of this Agreement, but tested as of the end of each fiscal quarter beginning June 30, 1997."

Section 4. Exhibit B of the Credit Agreement is replaced by Exhibit B attached to this Amendment.



                               Page 1 of 3 Pages

Third Amendment to credit Agreement
TANDY BRANDS ACCESSORIES, INC.
April 30, 1997


Section 5. The Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

Section 6. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below, and the "Agreement" as used in the Credit Agreement shall also refer to the Credit Agreement as amended by this Amendment.

Section 7. The Borrower further acknowledges that each of the other Loan Documents is in all other respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

Section 8. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

Section 9. This Amendment shall be included within the definition of "Loan Documents" as used in the Agreement.

Section 10. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA. THE BORROWER AND THE BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY THE BORROWER OR THE BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST THE BORROWER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY. THE BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS OR VENUES.

         THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.


                               Page 2 of 3 Pages

Third Amendment to credit Agreement
TANDY BRANDS ACCESSORIES, INC.
April 30, 1997



BORROWER:        TANDY BRANDS ACCESSORIES, INC.

By:              /s/ J. S. B. JENKINS
       ---------------------------------------------------------------------
Name:
       ---------------------------------------------------------------------
Title:
       ---------------------------------------------------------------------

Address for mail delivery:
                                   Tandy Brands Accessories, Inc.
                                   690 East Lamar, Suite 200
                                   Arlington, Texas 76011
                                   Attention: Stan Ninemire
                                   Telecopy No: (817) 548-1144

BANK:            TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By:              /s/ JERRY S. PETREY
       ---------------------------------------------------------------------
Name:            Jerry Petrey

Title:           Vice President

Address for mail delivery:
                                   500 East Border Street
                                   Arlington, Texas 76010
                                   Attention: Jerry Petrey
                                   Telecopy No: (817) 856-3183


                               Page 3 of 3 Pages

                                  EXHIBIT B

                                     Date


Texas Commerce Bank National Association
500 East Border Street
P.O. Box 250
Arlington, Texas 76010

Attention: Jerry Petrey

Re:      Notice of Borrowing under Amended and Restated Credit Agreement

Gentlemen:

         Pursuant to that certain Amended and Restated Revolving Credit Agreement dated as of June 30, 1994, as amended from time to time, (the "Agreement", capitalized terms used in this notice shall have the meanings assigned to them in the Agreement) by and between Tandy Brands Accessories, Inc., a Delaware corporation (the "Borrower") and the Bank, the Borrower hereby:

         1. Gives you notice pursuant to the Agreement and the Note that the Borrower hereby requests a Loan; and in that connection sets forth below the information relating to such Loan ("the Proposed Loan"):

                 (i)      The Borrowing Date of the Proposed Loan is _________,
         19__;

                 (ii)     The type of the Proposed Loan is (check one):

                          _____    Alternate Base Rate Loan

                          _____    Libor Loan

                          _____    Negotiated Rate Loan

                 (iii)    The Interest Period of the Proposed Loan is _________.

                 (iv) The principal amount of the Proposed Loan is $______, and such amount, together with the sum of (i) the aggregate principal amount of all outstanding Loans, and (ii) the aggregate outstanding L/C Obligations, does not exceed the amount of the Commitment;

                  (v) The account of the Borrower into which the proceeds of the Proposed Loan should be deposited is: ___________________________.

         2. Certifies that (a) no Default has occurred and is continuing or will result from the making of such Proposed Loan, and (b) all representations and warranties of the Borrower contained in Section 7 of the Agreement are true and correct as of the date hereof (other than those of such representations and warranties which speak to a date on or before the date hereof) to the best of our knowledge, with the same effect as if made on such date.

                                       Very truly yours,

                                       TANDY BRANDS ACCESSORIES, INC.

                                       By:
                                               --------------------------------
                                       Name:
                                               --------------------------------
                                       Title:
                                               --------------------------------


                             EXHIBIT B Page 1 of 1

                               PROMISSORY NOTE
                                  FOR LOANS
                                (this "Note")

U.S. $20,000,000.00                                       April 30, 1997

          FOR VALUE RECEIVED, TANDY BRANDS ACCESSORIES, INC. (the "Maker"), a Delaware corporation, promises to pay to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION (the "Bank") on or before April 30, 1999, (the "Termination Date"), at its banking house at 712 Main Street Houston, Texas 77002 or at such other location as the Bank may designate, in lawful money of the United States of America, the lesser of: (i) the principal sum of TWENTY MILLION AND NO/100THS (U.S. $20,000,000.00) (the "Commitment"); or (ii) the aggregate unpaid principal amount of all loans made by the Bank hereunder (each such loan being a "Loan"), which may be outstanding on the Termination Date. Each Loan shall be due and payable on the maturity date agreed to by the Bank and the Maker with respect to such Loan (the "Maturity Date"). In no event shall any Maturity Date fall on a date after the Termination Date. SUBJECT TO THE LIMITATIONS SET FORTH HEREIN, MAKER MAY BORROW, REPAY AND REBORROW HEREUNDER AND THERE IS NO LIMITATION ON THE NUMBER OF LOANS MADE HEREUNDER SO LONG AS THE TOTAL UNPAID PRINCIPAL AMOUNT AT ANYTIME OUTSTANDING DOES NOT EXCEED THE COMMITMENT.

          The Loans may be either Negotiated Rate Loans, Alternate Base Rate Loans or Libor Loans.

          The Maker shall pay interest on each Alternate Base Rate Loan for the Interest Period with respect thereto at a rate per annum equal to the lesser of: (i) the Alternate Base Rate in effect from time to time (the "Effective Alternate Base Rate"); or (ii) the Highest Lawful Rate, which interest shall be due and payable on the last day of each calendar quarter and on the last day of each Interest Period.

          The Maker shall pay interest on each Negotiated Rate Loan for the Interest Period with respect thereto on the unpaid principal amount thereof at a rate per annum equal to the Negotiated Rate for such Interest Period, which interest shall be due and payable on the last day of each such Interest Period, and if such Interest Period has a duration exceeding ninety days, on each ninetieth day during such Interest Period.

          The Maker shall pay interest on each Libor Loan for the Interest Period with respect thereto on the unpaid principal amount thereof at a rate per annum equal to the lesser of: (i) the Adjusted Libor Rate plus three-quarters of one percent (3/4%) (the "Effective Libor Rate"); or (ii) the Highest Lawful Rate, which interest shall be due and payable on the last day of each such Interest Period, and if such Interest Period has a duration exceeding three months, on the day that is three months after the commencement of such Interest Period.

          Any amount not paid when due with respect to principal (whether at Maturity Date, by acceleration or otherwise), costs, expenses, and to the extent permitted by applicable law, interest, shall bear interest at a rate per annum equal to the lesser of: (i) the Alternate Base Rate in effect from time to time plus three percent (3%); or (ii) the Highest Lawful Rate, which interest shall be due and payable on demand. The principal of any Loan shall be deemed past due if not paid on or before the Maturity Date or any earlier maturity date resulting from acceleration in accordance with the terms of this Note or as provided by law or otherwise. Interest accrued and unpaid with respect to any Loan shall be deemed past due if not paid on or before the applicable interest payment due date as provided for herein.

          Notwithstanding the foregoing, if at any time the effective rate of interest which would otherwise be payable on any Loan evidenced by this Note exceeds the Highest Lawful Rate, the rate of interest to accrue on the unpaid principal balance of such Loan during all such times shall be limited to the Highest Lawful Rate, but any subsequent reductions in such interest rate shall not become effective to reduce such interest rate below the Highest Lawful Rate until the total amount of interest accrued on the unpaid principal balance of such Loan equals the total amount of interest which would have accrued if the Effective Alternate Base Rate, Negotiated Rate, or Effective Libor Rate whichever is applicable, had at all times been in effect.

          Each Alternate Base Rate Loan, Negotiated Rate Loan or Libor Loan shall be in an amount not less than $250,000.00 and an integral multiple of $100,000.00. Interest with respect to Alternate Base Rate Loans shall be calculated on the basis of a 365 day year or 366 day year, as the case may be, for the actual number of days elapsed. Interest with respect to Negotiated Rate Loans and Libor Loans shall be calculated on the basis of a 360 day year for the actual days elapsed, unless such calculation would result in a usurious interest rate, in which case such interest shall be calculated on the basis of a 365 day or 366 day year, as the case may be.

          The following terms shall have the respective meanings indicated:

          "Adjusted Libor Rate" means a per annum interest rate determined by Bank by dividing: (i) the Libor Rate by (ii) Statutory Reserves provided that Statutory Reserves is greater than zero, otherwise Adjusted Libor Rate means a per annum interest rate equal to the Libor Rate. "Libor Rate" means with respect to any Libor Loan for any Interest Period the interest rate determined by Bank by reference to the British Bankers' Association Interest Settlement Rates (as set forth by any service selected by Bank which has been nominated by the British Bankers' Association as an authorized information vender for the purpose of displaying such rates including but not limited to Bloomberg, Reuters or Telerate) to be the rate at approximately 11:00 a.m. London time, two Business Days prior to the commencement of such Interest Period for dollar deposits in an amount comparable to such Libor Loan with a maturity comparable to such Interest Period.

          "Alternate Base Rate" shall mean for any day, a rate per annum (rounded upwards, if necessary, to the next higher 1/16 of 1%) equal to the greatest of: (a) the Prime Rate in effect on such day; (b) the Base CD Rate in effect on



                                Page 1 of 6 Pages

                                                   Signed for Identification

                                                   By:  /s/ JSP
                                                        ---------------------

Promissory Note
Tandy Brands Accessories, Inc.
April 30, 1997


such day plus 1%; and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum determined from time to time by the Bank as its prime rate in effect at its principal office in Houston, Texas; each change in the Prime Rate shall be effective on the date such change is determined; without special notice to the Maker or any other person or entity. THE PRIME RATE IS A REFERENCE RATE AND DOES NOT NECESSARILY REPRESENT THE LOWEST OR BEST RATE ACTUALLY CHARGED TO ANY CUSTOMER AND ANY STATEMENT, REPRESENTATION OR WARRANTY IN THAT REGARD OR TO THAT EFFECT IS EXPRESSLY DISCLAIMED BY BANK. BANK MAY MAKE LOANS AT RATES OF INTEREST AT, ABOVE OR BELOW THE PRIME RATE. "Base CD Rate" shall mean an interest rate per annum determined by the Bank to be the sum of: (a) the rate per annum obtained by dividing: (i)the Three-Month Secondary CD Rate by (ii) Statutory Reserves; plus (b) the Assessment Rate. "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the Secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Bank from three New York City negotiable certificate of deposit dealers of recognized standing selected by Bank. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Bank from three Federal funds brokers of recognized standing selected by Bank. If for any reason the Bank shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate, or both, for any reason, including the inability or failure of the Bank to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

          "Alternate Base Rate Loan" means a Loan which bears interest at a rate determined by reference to the Alternate Base Rate.

          "Assessment Rate" means, for any date, the annual rate (rounded upwards, if not already a whole multiple of 1/16 of 1%, to the next higher 1/16 of 1%) most recently estimated by the Bank as the then current net annual assessment rate that will be employed in determining amounts payable by the Bank to the Federal Deposit Insurance Corporation for insurance by the Corporation of time deposits made in dollars at its domestic offices.

          "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

          "Borrowing Date" means any Business Day on which the Bank shall make a Loan hereunder.

          "Business Day" means a day: (i) on which the Bank and commercial banks in New York City are generally open for business; and (ii) with respect to Libor Loans, on which dealings in United States Dollar deposits are carried out in the London interbank market.

          "Credit Agreement" shall mean that certain Amended and Restated Credit Agreement dated June 30, 1994 by and between Maker and Bank as amended by a First Amendment dated April 30, 1995, a Second Amendment dated April 30, 1996, a Third Amendment dated April 30, 1997 and as it may be amended, restated or supplemented from time to time.

          "Highest Lawful Rate" as used herein shall mean the maximum nonusurious interest rate permitted from time to time to be contracted for, taken, reserved, charged or received on any Loan under applicable federal or Texas laws, whichever permits the higher lawful rate; provided, however, that in the event: (i) such maximum nonusurious interest rate shall, at any time or times during the term of a Loan evidenced hereby, be reduced to a rate less than the maximum nonusurious rate in effect on the date of such Loan; and (ii) applicable law permits contracting for, taking, reserving, charging, and receiving on such Loan throughout the duration thereof the maximum nonusurious rate in effect on the date such Loan was made, then and at all such times the Highest Lawful Rate shall be the maximum nonusurious rate permitted to be contracted for, taken, reserved, charged or received on such Loan under applicable law in effect on the date of such Loan. At all such times, if any, as Texas law shall establish the Highest Lawful Rate, the Highest Lawful Rate shall be the "indicated rate ceiling" (as defined in Tex. Rev. Civ. Stat. art. 5069-1.04) from time to time in effect.

          "Interest Period" means, with respect to any Loan, the period commencing on the Borrowing Date and ending on the Maturity Date, consistent with the following provisions. The duration of each Interest Period shall be:

          (a) in the case of an Alternate Base Rate Loan, a period of up to 90 days; and


                               Page 2 of 6 Pages

                                                   Signed for Identification

                                                   By:  /s/ JSP
                                                        ---------------------

Promissory Note
Tandy Brands Accessories, Inc.
April 30, 1997


              (b) in the case of a Negotiated Rate Loan, a period of less than 90 days; and
              (c)    in the case of a Libor Loan, 1, 2, 3 or 6 months;

              in each case as selected by the Maker and agreed to by the Bank. The Maker's choice of Interest Period is also subject to the following limitations:

                     (i) No Interest Period shall end on a date after the Termination Date; and

                     (ii) If the last day of an Interest Period would be a day other than a Business Day, the Interest Period shall end on the next succeeding Business Day (unless the Interest Period relates to a Libor Loan and the next succeeding Business Day is in a different calendar month than the day on which the Interest Period would otherwise end, in which case the Interest Period shall end on the next preceding Business Day).

          "Libor Loan" means a Loan which bears interest at a rate determined by reference to the Adjusted Libor Rate.

          "Negotiated Rate" means, with respect to each Negotiated Rate Loan hereunder, the rate of interest per annum quoted by the Bank to the Maker at the time of the borrowing request with respect to such Negotiated Rate Loan as the rate such Negotiated Rate Loan shall bear for the requested Interest Period.

          "Negotiated Rate Loan" means a Loan which bears interest at a rate determined by reference to the Negotiated Rate.

          "Statutory Reserves" shall mean the difference (expressed as a decimal) of the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which the Bank is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. Libor Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Bank under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                    The unpaid principal balance of this Note at any time shall be the total of all Loans made by the Bank to or for the benefit of the Maker, less the amount of all payments of principal made hereon by or for the account of the Maker. The Bank's records shall serve as presumptive evidence of any and all amounts outstanding hereunder.

                    Any Loan which the Bank agrees to make hereunder shall be made on the Maker's irrevocable notice, given not later than 10:00 A.M. (Houston time) on, in the case of Libor Loans, the third Business Day prior to the proposed Borrowing Date, or in the case of Alternate Base Rate Loans or Negotiated Rate Loans, the first Business Day prior to the proposed Borrowing Date, from the Maker to the Bank. Each such notice of a requested borrowing (a "Notice of Requested Borrowing") under this paragraph may be oral or written, and shall specify: (i) the requested amount of such Loan; (ii) the proposed Borrowing Date; (iii) whether the requested Loan is to be an Alternate Base Rate Loan, Negotiated Rate Loan, or Libor Loan; and (iv) the Interest Period for such Loan. If any Notice of Requested Borrowing shall be oral, the Maker shall deliver to the Bank prior to the Borrowing Date a confirmatory written Notice of Requested Borrowing, substantially in the form of Exhibit B attached to the Credit Agreement.

          If at any time the Bank determines in good faith (which determination shall be conclusive) that any change in any applicable law, rule or regulation or in the interpretation, application or administration thereof makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for the Bank or its foreign branch or branches to maintain or fund any Loan by means of dollar deposits obtained in the London interbank market (any of the above being described as a "Libor Event"), then, at the option of the Bank, the aggregate principal amount of the Banks Libor Loans then outstanding, which Loans are directly affected by such Eurodollar Event shall be prepaid by the Maker. Upon the occurrence of any Libor Event, and at any time thereafter so long as such Eurodollar Event shall continue, the Bank may exercise its aforesaid option by giving written notice thereof to the Maker.

          Any prepayment of any Libor Loan which is required under the preceding paragraph shall be made, together with accrued and unpaid interest and all other amounts payable to the Bank under this Note with respect to such prepaid Libor Loan on the date stated in the notice to the Maker referred to above, which date ("required prepayment date") shall be not less than 15 days from the date of such notice. If any Libor Loan is required to be prepaid under the preceding paragraph, the Bank shall make on the required prepayment date an Alternate Base Rate Loan in the same principal amount and with an Interest Period ending on the same day as the Libor Loan so prepaid.

          If any domestic or foreign law, treaty, rule or regulation (whether now in effect or hereinafter enacted or promulgated, including Regulation D of the Board of Governors of the Federal Reserve System) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law):




                               Page 3 of 6 Pages

                                                   Signed for Identification

                                                   By:  /s/ JSP
                                                        ---------------------

Promissory Note
Tandy Brands Accessories, Inc.
April 30, 1997


              (a) changes, imposes, modifies, applies or deems applicable any reserve, special deposit or similar requirements in respect of any such Loan or against assets of, deposits with or for the account of, or credit extended or committed by, the Bank; or

              (b) imposes on the Bank or the interbank eurocurrency deposit and transfer market or the market for domestic bank certificates or deposit any other condition affecting any such Loan;

and the result of any of the foregoing is to impose a cost to the Bank of agreeing to make, funding or maintaining any such Loan or to reduce the amount of any sum receivable by the Bank in respect of any such Loan, then the Bank may notify the Maker in writing of the happening of such event and Maker shall upon demand pay to the Bank such additional amounts as will compensate the Bank for such costs. Without prejudice to the survival of any other agreement of the Maker under this Note, the obligations of the Maker under this paragraph shall survive the termination of this Note.

          The Maker may on any Business Day prepay the outstanding principal amount of any Alternate Base Rate Loan, in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid. Partial prepayments shall be in an aggregate principal amount of $50,000.00 or a greater integral multiple of $100,000.00. Except as specified in this paragraph, the Maker shall have no right to prepay any Loan.

          The Maker will indemnify the Bank against, and reimburse the Bank on demand for, any loss, cost or expense incurred or sustained by the Bank (including without limitation any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain Loans bearing interest at the Negotiated Rate or the Adjusted Libor Rate) as a result of: (a) any payment or prepayment (whether permitted by the Bank or required hereunder or otherwise) of all or a portion of any Negotiated Rate Loan or Libor Loan on a day other than Maturity Date of such Loan; (b) any payment or prepayment, whether required hereunder or otherwise, of any Negotiated Rate Loan or Libor Loan made after the delivery of a Notice of Requested Borrowing but before the applicable Borrowing Date if such payment or prepayment prevents the proposed Loan from becoming fully effective; or (c) the failure of any Negotiated Rate Loan or Libor Loan to be made by the Bank due to any action or inaction of the Maker. For purposes of this paragraph, funding losses arising by reason of liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain Loans bearing interest at the Negotiated Rate or Adjusted Libor Rate shall be calculated as the remainder obtained by subtracting: (i) the yield (reflecting both stated interest rate and discount, if any) to maturity of obligations of the United States Treasury in an amount equal or comparable to such Loan for the period of time commencing on the date of the payment, prepayment or change of rate as provided above and ending on the last day of the subject Interest Period; from (ii) the interest payable at the Negotiated Rate or Adjusted Libor Rate for the period commencing on the date of such payment, prepayment or change of rate and ending on the last day of such Interest Period. Such funding losses and other costs and expenses shall be calculated and billed by the Bank and such bill shall, as to the costs incurred, be conclusive absent manifest error.

          If after the date of this Note, the Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of making any Loans hereunder to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank in good faith to be material, then from time to time, the Maker shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction.

          A certificate of the Bank setting forth such amount or amounts as shall be necessary to compensate the Bank as specified in the immediately preceding paragraphs above shall be delivered as soon as practicable to the Maker and shall be conclusive and binding, absent manifest error. The Maker shall pay the Bank the amount shown as due on any such certificate within 15 days after Bank delivers such certificate. In preparing such certificate, the Bank may employ such assumptions and allocations of costs and expenses as it shall in good faith deem reasonable and may use any reasonable averaging and attribution method.

           If any payment of interest or principal herein provided for is not paid when due, or any other Default shall occur and be in existence under the Credit Agreement, then the owner or holder of this Note may at its option, as provided for in the Credit Agreement or any other Loan Document (i) declare the unpaid principal balance of all Loans, all accrued and unpaid interest thereon and all other amounts payable under this Note to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts shall become and be forthwith due and payable in full, without presentment, demand, protest, notice of intent to accelerate, notice of actual acceleration or further notice of any kind, all of which are hereby expressly waived by the Maker; (ii) terminate the Commitment; and (iii) exercise any and all other rights, powers and remedies granted pursuant to any provision of any of the Loan Documents or under any applicable law.

          If default is made in the payment of this Note and it is placed in the hands of an attorney for collection, or collected through probate or bankruptcy proceedings, or if suit is brought on the same, the Maker agrees to pay attorneys' fees and all costs and expenses.



                               Page 4 of 6 Pages

                                                   Signed for Identification

                                                   By:  /s/ JSP
                                                        ---------------------

Promissory Note
Tandy Brands Accessories, Inc.
April 30, 1997



          This Note is issued by the Maker to evidence Loans outstanding from time to time not to exceed in the aggregate the Commitment under a $20,000,000.00 revolving line of credit extended by the Bank to the Maker extended pursuant to the terms of the Credit Agreement. Capitalized terms used in this Note but not defined in this Note shall have the meanings assigned to them in the Credit Agreement. This Note is given in renewal, extension and modification of the promissory note dated April 30, 1996, executed by Maker and payable to the order of the Bank in the principal amount of $20,000,000.00.

          The Maker warrants and represents to the Bank, and to all other owners and/or holders of any indebtedness evidenced hereby, that all Loans evidenced by this Note are for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of the Texas Credit Code, Tex. Rev. Civ. Stat. arts. 5069-1.01 et. seq.

          The Maker warrants and represents to the Bank and to all other owners or holders of this Note that no Loans shall be used for the purchase or carrying of any "margin stock" within the meaning of Regulation "U" of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, as in effect on the date hereof.

          Except as otherwise specified in this Note, the Maker and any and all co-makers, endorsers, guarantors and sureties hereby severally waive grace, presentment, demand, notice of default, notice of intent to accelerate, notice of acceleration, and all other demands and notices of any nature or type whatsoever, in connection with the delivery, acceptance, performance, default, dishonor or enforcement of, or entry of judgment in connection with this Note, and further waive the filing of suit hereon for the purpose of fixing liability.

          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE MAKER AND THE BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY THE MAKER OR THE BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST THE MAKER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY. THE MAKER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE MAKER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE MAKER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS OR VENUES.

          The Maker and the Bank expressly agree, pursuant to Article 15.10(b) of Chapter 15 ("Chapter 15") of the Texas Credit Code, that Chapter 15 shall not apply to this Note or to any Loan and that this Note and all such Loans shall not be governed by or subject to the provisions of Chapter 15 in any manner whatsoever.

          It is the intention of Maker and Bank to comply with usury laws in force in the State of Texas and in the United States of America as applicable. Anything in this Note to the contrary notwithstanding, the Maker shall never be required to pay unearned interest on this Note and shall never be required to pay interest on this Note at a rate in excess of the Highest Lawful Rate, and if the effective rate of interest which would otherwise be payable under this Note would exceed the Highest Lawful Rate, or if the holder of the Note shall receive any unearned interest or shall receive monies that are deemed to constitute interest which would increase the effective rate of interest payable under this Note to a rate in excess of the Highest Lawful Rate, then: (i) the amount of interest which would otherwise be payable under this Note shall be reduced to the amount allowed under applicable law; and (ii) any unearned interest paid by the Maker or any interest paid by the Maker in excess of the Highest Lawful Rate shall, at the option of the holder of this Note, be either refunded to the Maker or credited on the principal of this Note. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received by the Bank or any holder of this Note that are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate shall be made, to the extent permitted by usury laws applicable to the Bank (now or hereafter enacted), by amortizing, prorating and spreading in equal parts during the period of the full stated term of the Loans evidenced by this Note all interest at any time contracted for, charged or received by the Bank in connection therewith.

          The Bank reserves the right in its sole discretion without notice to Maker, to sell participations or assign its interest, or both in all or part of the Loans, the Note, or the Commitment.

          THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

          THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.



                               Page 5 of 6 Pages

                                                   Signed for Identification

                                                   By:  /s/ JSP
                                                        ---------------------

Promissory Note
Tandy Brands Accessories, Inc.
April 30, 1997



        IN WITNESS WHEREOF, the Maker has executed this Note effective the day, month and year first aforesaid.


                                   MAKER:  TANDY BRANDS ACCESSORIES, INC.


                                   BY:  /s/ J. S. B. JENKINS
                                        ---------------------------------------
                                   Name:  J. S. B. Jenkins
                                          -------------------------------------
                                   Title:
                                          -------------------------------------

Acknowledged for purposes
of notice pursuant to the above
cited statute by:


TEXAS COMMERCE BANK NATIONAL ASSOCIATION


By:  /s/ JERRY S. PETREY
     -----------------------------------
Name:    Jerry Petrey
Title:   Vice President




                               Page 6 of 6 Pages

                                                   Signed for Identification

                                                   By:
                                                        ---------------------

                               PROMISSORY NOTE
                            FOR DISCRETIONARY LOANS
                                  (this "Note")
U.S. $5,000,000.00                                                 April 30,1997

          FOR VALUE RECEIVED, TANDY BRANDS ACCESSORIES, INC. (the "Maker"), a Delaware corporation, promises to pay to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION (the "Bank") on or before April 30, 1998, (the "Termination Date"), at its banking house at 712 Main Street, Houston, Texas 77002 or at such other location as the Bank may designate, in lawful money of the United States of America, the lesser of: (i) the principal sum of FIVE MILLION AND NO/100THS (U.S. $5,000,000.00 ) (the "Maximum Loan Total"); or
(ii) the aggregate unpaid principal amount of all loans made by the Bank at its sole and absolute discretion hereunder (each such loan being a "Loan"), which may be outstanding on the Termination Date. Each Loan shall be due and payable on the maturity date agreed to by the Bank and the Maker with respect to such Loan (the "Maturity Date"). In no event shall any Maturity Date fall on a date after the Termination Date. SUBJECT TO THE LIMITATIONS SET FORTH HEREIN, MAKER MAY BORROW, REPAY AND REBORROW HEREUNDER AT BANK'S SOLE DISCRETION AND THERE IS NO LIMITATION ON THE NUMBER OF LOANS MADE HEREUNDER AT BANK'S SOLE DISCRETION SO LONG AS THE TOTAL UNPAID PRINCIPAL AMOUNT AT ANYTIME OUTSTANDING DOES NOT EXCEED THE MAXIMUM LOAN TOTAL.

          The Loans may be either Libor Loans, Negotiated Rate Loans or Alternate Base Rate Loans.

          The Maker shall pay interest on each Alternate Base Rate Loan for the Interest Period with respect thereto at a rate per annum equal to the lesser of: (i) the Alternate Base Rate in effect from time to time (the "Effective Alternate Base Rate"); or (ii) the Highest Lawful Rate, which interest shall be due and payable on the last day of each calendar quarter and on the last day of each Interest Period.

          The Maker shall pay interest on each Negotiated Rate Loan for the Interest Period with respect thereto on the unpaid principal amount thereof at a rate per annum equal to the Negotiated Rate for such Interest Period, which interest shall be due and payable on the last day of each such Interest Period.

          The Maker shall pay interest on each Libor Loan for the Interest Period with respect thereto at a rate per annum equal to the lesser of: (i) the Adjusted Libor Rate for such Interest Period plus three-quarters of one percent (3/4%) (the "Effective Libor Rate"); or (ii) the Highest Lawful Rate, which interest shall be due and payable on the last day of each such Interest Period, and if such Interest Period has a duration exceeding three months, on the day that is three months after the commencement of such Interest Period.

          Any amount not paid when due with respect to principal (whether at Maturity Date, by acceleration or otherwise), costs, expenses, and to the extent permitted by applicable law, interest, shall bear interest at a rate per annum equal to the lesser of: (i) the Alternate Base Rate in effect from time to time plus three percent (3%); or (ii) the Highest Lawful Rate, which interest shall be due and payable on demand. The principal of any Loan shall be deemed past due if not paid on or before the Maturity Date or any earlier maturity date resulting from acceleration in accordance with the terms of this Note or as provided by law or otherwise. Interest accrued and unpaid with respect to any Loan shall be deemed past due if not paid on or before the applicable interest payment due date as provided for herein.

          Notwithstanding the foregoing, if at any time the effective rate of interest which would otherwise be payable on any Loan evidenced by this Note exceeds the Highest Lawful Rate, the rate of interest to accrue on the unpaid principal balance of such Loan during all such times shall be limited to the Highest Lawful Rate, but any subsequent reductions in such interest rate shall not become effective to reduce such interest rate below the Highest Lawful Rate until the total amount of interest accrued on the unpaid principal balance of such Loan equals the total amount of interest which would have accrued if the Effective Alternate Base Rate, Negotiated Rate or Effective Libor Rate whichever is applicable, had at all times been in effect.

          Each Loan shall be in an amount not less than $100,000.00 and an integral multiple of $25,000.00. Interest with respect to Alternate Base Rate Loans shall be calculated on the basis of a 365 day year or 366 day year, as the case may be, for the actual number of days elapsed. Interest with respect to Negotiated Rate Loans or Libor Rate Loans shall be calculated on the basis of a 360 day year for the actual days elapsed, unless such calculation would result in a usurious interest rate, in which case such interest shall be calculated on the basis of a 365 day or 366 day year, as the case may be.

          The following terms shall have the respective meanings indicated:

          "Adjusted Libor Rate" means a per annum interest rate determined by Bank by dividing: (i) the Libor Rate by (ii) Statutory Reserves provided that Statutory Reserves is greater than zero, otherwise Adjusted Libor Rate means a per annum interest rate equal to the Libor Rate. "Libor Rate" means with respect to any Libor Loan for any Interest Period the interest rate determined by Bank by reference to the British Bankers' Association Interest Settlement Rates (as set forth by any service selected by Bank which has been nominated by the British Bankers' Association as an authorized information vender for the purpose of displaying such rates including but not limited to Bloomberg, Reuters or Telerate) to be the rate at approximately 11:00 a.m. London time, two Business Days prior to the commencement of such Interest Period for dollar deposits in an amount comparable to such Libor Loan with a maturity comparable to such Interest Period.

          "Alternate Base Rate" shall mean for any day, a rate per annum (rounded upwards, if necessary, to the next higher 1/6 of 1%) equal to the greatest of: (a) the Prime Rate in effect on such day; and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof, "Prime Rate" shall mean the rate of interest per annum determined from time to time by the Bank as its prime rate in effect at its principal office in Houston, Texas; each

                               Page 1 of 5 Pages

                                                   Signed for Identification

                                                   By:  /s/ JSP
                                                       -------------------------

Promissory Note for Discretionary Loans
Tandy Brands Accessories, Inc.
April 30, 1997


change in the Prime Rate shall be effective on the date such change is determined; without special notice to the Maker or any other person or entity. THE PRIME RATE IS A REFERENCE RATE AND DOES NOT NECESSARILY REPRESENT THE LOWEST OR BEST RATE ACTUALLY CHARGED TO ANY CUSTOMER AND ANY STATEMENT, REPRESENTATION OR WARRANTY IN THAT REGARD OR TO THAT EFFECT IS EXPRESSLY DISCLAIMED BY BANK. BANK MAY MAKE LOANS AT RATES OF INTEREST AT, ABOVE OR BELOW THE PRIME RATE. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Bank from three Federal funds brokers of recognized standing selected by Bank. If for any reason the Bank shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate, for any reason, including the inability or failure of the Bank to obtain sufficient quotations in accordance with the terms thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

          "Alternate Base Rate Loan" means a Loan which bears interest at a rate determined by reference to the Alternate Base Rate.

          "Assessment Rate" means, for any date, the annual rate (rounded upwards, if not already a whole multiple of 1/16 of 1%, to the next higher 1/16 of 1%) most recently estimated by the Bank as the then current net annual assessment rate that will be employed in determining amounts payable by the Bank to the Federal Deposit Insurance Corporation for insurance by the Corporation of time deposits made in dollars at its domestic offices.

          "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

          "Borrowing Date" means any Business Day on which the Bank shall make a Loan hereunder.

          "Business Day" means a day: (i) on which the Bank and commercial banks in New York City are generally open for business; and (ii) with respect to Libor Loans, on which dealings in United States Dollar deposits are carried out in the London interbank market.

          "Credit Agreement" shall mean that certain Amended and Restated Credit Agreement dated June 30, 1994 by and between Maker and Bank as amended by a First Amendment dated April 30, 1995, a Second Amendment dated April 30, 1996, a Third Amendment dated April 30, 1997 and as, may be amended, restated or supplemented from time to time.

          "Highest Lawful Rate" as used herein shall mean the maximum nonusurious interest rate permitted from time to time to be contracted for, taken, reserved, charged or received on any Loan under applicable federal or Texas laws, whichever permits the higher lawful rate; provided, however, that in the event: (i) such maximum nonusurious interest rate shall, at any time or times during the term of a Loan evidenced hereby, be reduced to a rate less than the maximum nonusurious rate in effect on the date of such Loan; and (ii) applicable law permits contracting for, taking, reserving, charging, and receiving on such Loan throughout the duration thereof the maximum nonusurious rate in effect on the date such Loan was made, then and at all such times the Highest Lawful Rate shall be the maximum nonusurious rate permitted to be contracted for, taken, reserved, charged or received on such Loan under applicable law in effect on the date of such Loan. At all such times, if any, as Texas law shall establish the Highest Lawful Rate, the Highest Lawful Rate shall be the "indicated rate ceiling" (as defined in Tex. Rev. Civ. Stat. art. 5069-1.04) from time to time in effect.

          "Interest Period" means, with respect to any Loan, the period commencing on the Borrowing Date and ending on the Maturity Date, consistent with the following provisions. The duration of each Interest Period shall be:

          (a) in the case of an Alternate Base Rate Loan, a period of up to 90 days;
          (b) in the case of a Negotiated Rate Loan, a period of not longer than 30 days; and

          (c)   in the case of a Libor Loan, 1, 2, 3, or 6 months.

in each case as selected by the Maker and agreed to by the Bank at Bank's sole discretion. The Maker's choice of Interest Period is also subject to the following limitations:

          (i) No Interest Period shall end on a date after the Termination Date; and

          (ii) If the last day of an Interest Period would be a day other than a Business Day, the Interest Period shall end on the next succeeding Business Day.

          "Libor Loan" means a Loan which bears interest by reference to the Adjusted Libor Rate.

          "Negotiated Rate" means, with respect to each Negotiated Rate Loan hereunder, the rate of interest per annum quoted by the Bank to the Maker at the time of the borrowing request with respect to such Negotiated Rate Loan as the rate such Negotiated Rate Loan shall bear for the requested Interest Period.

                               Page 2 of 5 Pages

                                                   Signed for Identification

                                                   By:  /s/ JSP
                                                        ---------------------

Promissory Note for Discretionary Loans
Tandy Brands Accessories, Inc.
April 30, 1997


          "Negotiated Rate Loan" means a Loan which bears interest at a rate determined by reference to the Negotiated Rate.

          "Statutory Reserves" shall mean the difference (expressed as a decimal) of the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which the Bank is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. Libor Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Bank under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          The unpaid principal balance of this Note at any time shall be the total of all Loans made by the Bank to or for the benefit of the Maker, less the amount of all payments of principal made hereon by or for the account of the Maker. The Bank's records shall serve as presumptive evidence of any and all amounts outstanding hereunder.

          Any Loan which the Bank agrees in its sole discretion to make hereunder shall be made on the Maker's irrevocable notice, given not later than 10:00 A.M. (Houston time) on, in the case of Libor Loans, the third Business Day prior to the proposed Borrowing Date, or in the case of Alternate Base Rate Loans or Negotiated Rate Loans, the first Business Day prior to the proposed Borrowing Date, from the Maker to the Bank. Each such notice of a requested borrowing (a "Notice of Requested Borrowing") under this paragraph may be oral or written, and shall specify: (i) the requested amount of such Loan; (ii) the proposed Borrowing Date; (iii) whether the requested Loan is to be an Alternate Base Rate Loan, Libor Rate Loan or Negotiated Rate Loan; and (iv) the Interest Period for such Loan. If any Notice of Requested Borrowing shall be oral, the Maker shall deliver to the Bank prior to the Borrowing Date a confirmatory written Notice of Requested Borrowing.

          If any domestic or foreign law, treaty, rule or regulation (whether now in effect or hereinafter enacted or promulgated, including Regulation D of the Board of Governors of the Federal Reserve System) or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law):

              (a) changes, imposes, modifies, applies or deems applicable any reserve, special deposit or similar requirements in respect of any such Loan or against assets of, deposits with or for the account of, or credit extended or committed by, the Bank; or

              (b) imposes on the Bank or the interbank eurocurrency deposit and transfer market or the market for domestic bank certificates or deposit any other condition affecting any such Loan;

and the result of any of the foregoing is to impose a cost to the Bank of agreeing to make, funding or maintaining any such Loan or to reduce the amount of any sum receivable by the Bank in respect of any such Loan, then the Bank may notify the Maker in writing of the happening of such event and Maker shall upon demand pay to the Bank such additional amounts as will compensate the Bank for such costs. Without prejudice to the survival of any other agreement of the Maker under this Note, the obligations of the Maker under this paragraph shall survive the termination of this Note.

          The Maker may on any Business Day prepay the outstanding principal amount of any Alternate Base Rate Loan, in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid. Partial prepayments shall be in an aggregate principal amount of $100,000.00 or a greater integral multiple of $25,000.00. Except as specified in this paragraph, the Maker shall have no right to prepay any Loan.

          The Maker will indemnify the Bank against, and reimburse the Bank on demand for, any loss, cost or expense incurred or sustained by the Bank (including without limitation any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain Loans bearing interest at the Negotiated Rate or the Libor
Rate) as a result of: (a) any payment or prepayment (whether permitted by the Bank or required hereunder or otherwise) of all or a portion of any Negotiated Rate Loan or Libor Loan on a day other than Maturity Date of such Loan; (b) any payment or prepayment, whether required hereunder or otherwise, of any Negotiated Rate Loan or Libor Loan made after the delivery of a Notice of Requested Borrowing but before the applicable Borrowing Date if such payment or prepayment prevents the proposed Loan from becoming fully effective; or (c) the failure of any Negotiated Rate Loan or Libor Loan to be made by the Bank due to any action or inaction of the Maker. For purposes of this paragraph, funding losses arising by reason of liquidation or reemployment of deposits or other funds acquired by the Bank to fund or maintain Loans bearing interest at the Negotiated Rate or the Adjusted Libor Rate shall be calculated as the remainder obtained by subtracting: (i) the yield (reflecting both stated interest rate and discount, if any) to maturity of obligations of the United States Treasury in an amount equal or comparable to such Loan for the period of time commencing on the date of the payment, prepayment or change of rate as provided above and ending on the last day of the subject Interest Period; from (ii) the interest payable at the Negotiated Rate or the Adjusted Libor Rate for the period commencing on the date of such payment, prepayment or change of rate and ending on the last day of such Interest Period. Such funding losses and other costs and expenses shall be calculated and billed by the Bank and such bill shall, as to the costs incurred, be conclusive absent manifest error.

          If after the date of this Note, the Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or


                               Page 3 of 5 Pages

                                                   Signed for Identification

                                                   By:  /s/ JSP
                                                        ---------------------

Promissory Note for Discretionary Loans
Tandy Brands Accessories, Inc.
April 30, 1997


compliance by the Bank with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Bank's capital as a consequence of making any Loans hereunder to a level below that which the Bank could have achieved but for such adoption, change or compliance (taking into consideration the Bank's policies with respect to capital adequacy) by an amount deemed by the Bank in good faith to be material, then from time to time, the Maker shall pay to the Bank such additional amount or amounts as will compensate the Bank for such reduction.

          A certificate of the Bank setting forth such amount or amounts as shall be necessary to compensate the Bank as specified in the immediately preceding paragraphs above shall be delivered as soon as practicable to the Maker and shall be conclusive and binding, absent manifest error. The Maker shall pay the Bank the amount shown as due on any such certificate within 15 days after Bank delivers such certificate. In preparing such certificate, the Bank may employ such assumptions and allocations of costs and expenses as it shall in good faith deem reasonable and may use any reasonable averaging and attribution method.

          If any payment of interest or principal herein provided for is not paid when due, or if there shall exist a Default under that certain Amended and Restated Revolving Credit Agreement dated as of June 30, 1994 by and between Maker and Bank, as amended from time to time, or if the Maker shall default under or with respect to any other debts, obligations or liabilities of the Maker due to the Bank, (whether such debts, obligations or liabilities be direct or indirect, primary or secondary, joint or several, fixed or contingent and whether such debt, obligations or liabilities are evidenced by note, open account, overdraft endorsement application for letter of credit guaranty or otherwise), then the owner or holder of this Note may at its option, by notice to the Maker, (i) declare the unpaid principal balance of all Loans, all accrued and unpaid interest thereon and all other amounts payable under this Note to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts shall become and be forthwith due and payable in full, without presentment, demand, protest, notice of intent to accelerate, notice of actual acceleration or further notice of any kind, all of which are hereby expressly waived by the Maker, (ii) terminate the Line of Credit (as hereinafter defined), and (ii) exercise any and all other rights, powers and remedies granted pursuant to any provision of any of the Loan Documents or under any applicable law.

          If default is made in the payment of this Note and it is placed in the hands of an attorney for collection, or collected through probate or bankruptcy proceedings, or if suit is brought on the same, the Maker agrees to pay attorneys' fees and all costs and expenses.

          This Note is issued by the Maker to evidence Loans outstanding from time to time not to exceed the Maximum Loan Total in the aggregate, pursuant to a $5,000,000.00 uncommitted discretionary line of credit (the "Line of Credit") extended by the Bank to the Maker. THE BANK IS NOT OBLIGATED IN ANY WAY TO MAKE ANY LOANS HEREUNDER, AND ALL ADVANCES HEREUNDER AND ANY LOANS SHALL BE AT THE BANK'S SOLE AND ABSOLUTE DISCRETION. This Note is given in renewal and extension and modification of that certain promissory note dated April 30, 1996, executed by Maker and payable to the order of the Bank in the principal amount of $5,000,000.00. THE BANK IS NOT OBLIGATED IN ANY WAY TO MAKE ANY
LOANS HEREUNDER AND NOTHING HEREIN OR IN ANY OTHER AGREEMENTS OR OTHER WRITINGS EXECUTED OR DELIVERED IN CONNECTION WITH THE LINE OF CREDIT OR THIS NOTE IS INTENDED OR TO BE CONSTRUED AS A COMMITMENT ON THE PART OF THE BANK OR ANY SUBSEQUENT OWNER OR HOLDER OF THIS NOTE TO MAKE ANY LOAN HEREUNDER OR UNDER THE LINE OF CREDIT. ALL LOANS HEREUNDER OR UNDER THE LINE OF CREDIT SHALL BE AT THE SOLE AND ABSOLUTE DISCRETION OF THE BANK OR ANY SUBSEQUENT OWNER OR HOLDER OF THIS NOTE AND THE BANK OR ANY SUBSEQUENT OWNER OR HOLDER OF THIS NOTE MAY, FOR ANY REASON OR NO REASON AT ALL, REFUSE TO MAKE ANY LOAN TO THE MAKER HEREUNDER OR UNDER THE LINE OF CREDIT.

          The Maker warrants and represents to the Bank, and to all other owners and/or holders of any indebtedness evidenced hereby, that all Loans evidenced by this Note are for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of the Texas Credit Code, Tex. Rev. Civ. Stat. arts. 5069-1.01 et. seq.

          The Maker warrants and represents to the Bank and to all other owners or holders of this Note that no Loans shall be used for the purchase or carrying of any "margin stock" within the meaning of Regulation "U" of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 221, as in effect on the date hereof.

          Except as otherwise specified in this Note, the Maker and any and all co-makers, endorsers, guarantors and sureties hereby severally waive grace, presentment demand, notice of default, notice of intent to accelerate, notice of acceleration, and all other demands and notices of any nature or type whatsoever, in connection with the delivery, acceptance, performance, default, dishonor or enforcement of, or entry of judgment in connection with this Note, and further waive the filing of suit hereon for the purpose of fixing liability.

          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE MAKER AND THE BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY THE MAKER OR THE BANK WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST THE MAKER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY. THE MAKER



                               Page 4 of 5 Pages

                                                   Signed for Identification

                                                   By:  /s/ JSP
                                                        ---------------------

Promissory Note for Discretionary Loans
Tandy Brands Accessories, Inc.
April 30, 1997


HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE MAKER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE MAKER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS OR VENUES.

          The Maker and the Bank expressly agree, pursuant to Article 15.10(b) of Chapter 15 ("Chapter 15") of the Texas Credit Code, that Chapter 15 shall not apply to this Note or to any Loan and that this Note and all such Loans shall not be governed by or subject to the provisions of Chapter 15 in any manner whatsoever.

          It is the intention of Maker and Bank to comply with usury laws in force in the State of Texas and in the United States of America as applicable. Anything in this Note to the contrary notwithstanding, the Maker shall never be required to pay unearned interest on this Note and shall never be required to pay interest on this Note at a rate in excess of the Highest Lawful Rate, and if the effective rate of interest which would otherwise be payable under this Note would exceed the Highest Lawful Rate, or if the holder of the Note shall receive any unearned interest or shall receive monies that are deemed to constitute interest which would increase the effective rate of interest payable under this Note to a rate in excess of the Highest Lawful Rate, then: (i) the amount of interest which would otherwise be payable under this Note shall be reduced to the amount allowed under applicable law; and (ii) any unearned interest paid by the Maker or any interest paid by the Maker in excess of the Highest Lawful Rate shall, at the option of the holder of this Note, be either refunded to the Maker or credited on the principal of this Note. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received by the Bank or any holder of this Note that are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate shall be made, to the extent permitted by usury laws applicable to the Bank (now or hereafter enacted), by amortizing, prorating and spreading in equal parts during the period of the full stated term of the Loans evidenced by this Note all interest at any time contracted for, charged or received by the Bank in connection therewith.

          The Bank reserves the right in its sole discretion without notice to Maker, to sell participations or assign its interest, or both in all or part of the Loans, the Note, or the Line of Credit.

          THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

          IN WITNESS WHEREOF, the Maker has executed this Note effective the day, month and year first aforesaid.

                            MAKER: TANDY BRANDS ACCESSORIES, INC.


                                   By: /s/ J.S.B. JENKINS
                                       --------------------------------
                                   Name:  J.S.B. Jenkins
                                          -----------------------------
                                   Title:
                                          -----------------------------

Acknowledged for purposes of
notice pursuant to the above
cited statute by:

TEXAS COMMERCE BANK NATIONAL ASSOCIATION

By: /s/ JERRY S. PETREY
    ------------------------------------
Name:   JERRY PETREY
Title:  Vice President



                               Page 5 of 5 Pages

                                                   Signed for Identification

                                                   By:
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